UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
 ☐  Preliminary Proxy Statement
 ☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
 ☐  Definitive Additional Materials
 ☐  Soliciting Material under §240.14a-12

CENTRAL PACIFIC FINANCIAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒  No fee required.
 ☐  Fee paid previously with preliminary materials.
 ☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CENTRAL PACIFIC FINANCIAL CORP.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500
APRIL 24, 2025 ANNUAL MEETING
YOUR VOTE IS IMPORTANT
March 7, 2025
Dear Fellow Shareholder:
On behalf of your Board of Directors, we cordially invite you to attend the 2025 Annual Meeting of Shareholders of Central Pacific Financial Corp. The Annual Meeting will be held on Thursday, April 24, 2025, at 11:00 a.m., Hawaii time. This year’s Annual Meeting will be held virtually. You can attend online at www.virtualshareholdermeeting.com/CPF2025, where you will be able to vote and submit questions electronically during the Annual Meeting. You may vote before the Annual Meeting at www.proxyvote.com. Specific Instructions for accessing the Annual Meeting are provided on the notice, proxy card or voting instruction form you received (and please have this notice, proxy card or voting instruction form available when you visit the website) and in the “Attending the Meeting” section of the Proxy Statement.
This year, we will again be using the “Notice and Access” method of providing proxy materials to shareholders via the Internet. We believe that this process provides shareholders with a convenient and quick way to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. We will mail to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and the Form 10-K and vote electronically via the Internet. This notice will also contain instructions on how to receive a paper copy of the proxy materials. All shareholders who do not receive a notice will receive a paper copy of the proxy materials by mail or an electronic copy of the proxy materials by email.
The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe proposals to be acted upon at the Annual Meeting. Please give these materials your prompt attention. Then, we ask that you vote by Internet, telephone or by mail, as set forth in the voting instructions or proxy card that are included with these materials, to ensure that your shares are represented and voted at the meeting. Shareholders who attend the meeting may withdraw their proxy and vote at the meeting if they wish to do so. Your vote is important, so please act at your earliest convenience.
We appreciate your continued interest in Central Pacific Financial Corp.
Sincerely,

Arnold D. Martines Chairman, President and Chief Executive Officer

CENTRAL PACIFIC FINANCIAL CORP.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 24, 2025
TO THE SHAREHOLDERS OF CENTRAL PACIFIC FINANCIAL CORP.:
NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the “Meeting”) of Central Pacific Financial Corp. (the “Company”) will be held virtually on Thursday, April 24, 2025, at 11:00 a.m., Hawaii time. The Meeting will be a completely virtual meeting of shareholders, to be conducted via live audio webcast. You will be able to attend the Meeting, vote at the Meeting, and submit your questions during the Meeting by attending virtually at
www.virtualshareholdermeeting.com/CPF2025.
The Meeting is being held for the purpose of considering and voting upon the following proposals:

1.
Election of Directors.
To elect up to 12 persons to the Board of Directors for a term of one year and to serve until their successors are elected and qualified, as more fully described in the accompanying Proxy Statement.

2.	Executive Compensation. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (“Say-on-Pay”).
3.
Ratification of Appointment of Independent Registered Public Accounting Firm.
To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

4.	Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments or postponements thereof.

Only those shareholders of record at the close of business on February 19, 2025 shall be entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof.
Dated: March 7, 2025
By Order of the Board of Directors,

Glenn K.C. Ching
Executive Vice President, Chief Legal Officer
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL SHAREHOLDERS’ MEETING TO BE HELD ON APRIL 24, 2025
Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are accessible, free of charge, at https://www.cpb.bank/2025proxy and https://www.proxyvote.com.
YOUR VOTE IS IMPORTANT. SHAREHOLDERS ARE URGED TO VOTE AND CAN DO SO BY INTERNET, TELEPHONE OR BY MAIL, AS SET FORTH IN THE VOTING INSTRUCTIONS OR PROXY CARD THAT ARE INCLUDED WITH THESE MATERIALS. SHAREHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE AT THE MEETING IF THEY WISH TO DO SO.
Note About Forward-Looking Statements
This proxy statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this proxy statement and relate to, among other things, our business, prospects, executive compensation program, governance goals and commitments. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “design,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our latest Form 10-K and other periodic reports we file with the U.S. Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.
This Proxy Statement includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.

CENTRAL PACIFIC FINANCIAL CORP.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS APRIL 24, 2025
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Central Pacific Financial Corp. (the “Company”) for use at the 2025 Annual Meeting of Shareholders (the “Meeting”) of the Company to be held virtually at www.virtualshareholdermeeting.com/CPF2025 on Thursday, April 24, 2025, at 11:00 a.m., Hawaii time, and at any and all adjournments or postponements thereof. The Notice of Internet Availability of Proxy Materials, this Proxy Statement and accompanying form of proxy or voting instruction card, are first being made available to shareholders on or about March 7, 2025.
Proposals to be Considered
The proposals to be considered and voted upon at the Meeting will be:
(1)
Election of Directors. To elect up to 12 persons to the Board of Directors for a term of one year and to serve until their successors are elected and qualified, as more fully described in this Proxy Statement.
(2)
Executive Compensation. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (“Say-On-Pay”).
(3)
Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
(4)
Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments or postponements thereof.
Record Date, Outstanding Securities and Voting Rights
The Board fixed the close of business on February 19, 2025 as the record date (the “Record Date”) for the determination of the shareholders of the Company entitled to notice of and to vote at the Meeting. Only holders of record of shares of the Company’s Common Stock (“Common Stock”) at the close of business on the Record Date will be entitled to vote at the Meeting and at any adjournment or postponement of the Meeting. There were 27,115,848 shares of the Company’s Common Stock, no par value, issued and outstanding on the Record Date, held by approximately 2,732 holders of record. There are no other classes of shares of the Company’s capital stock outstanding.
Each holder of Common Stock is entitled to one vote, virtually in person or by proxy, for each share of Common Stock standing in the holder’s name on the books of the Company as of the Record Date on any matter submitted to the vote of the shareholders.
Quorum
The required quorum for the transaction of business at the Meeting is a majority of the total outstanding shares of Common Stock entitled to vote at the Meeting, either present virtually in person or represented by proxy. Abstentions will be included in determining the number of shares present at the Meeting for the purpose of determining the presence of a quorum.
Broker Authority to Vote
Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange (“NYSE”), a member broker who holds shares in street name for customers has the authority to vote on certain “routine” proposals if the NYSE member broker has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner. NYSE member brokers will not be permitted to vote on proposal numbers 1 or 2 unless they receive instructions from their customers. NYSE rules permit member brokers that do not receive instructions from their customers, to vote on proposal number 3 as discussed above in their discretion.

PROXY STATEMENT
Vote Required to Approve the Proposals
The following chart sets forth the required vote to approve each proposal to be considered and voted upon at the Meeting, and the effect of “Withhold” votes, abstentions, and broker non-votes.

Proposal	Required Vote	Effect of “Withhold” Votes, Abstentions, Broker Non-Votes
Proposal 1—Election of Directors	Affirmative vote of a plurality of the shares of Common Stock present virtually in person or by proxy and entitled to vote.	“Withhold” votes will have the effect of a vote AGAINST the election of directors. Broker non-votes will have no effect on the voting for the election of directors.
Proposal 2—Proposal relating to an advisory (non-binding) vote on executive compensation (“Say-On-Pay”)	Affirmative vote of a majority of the shares of Common Stock represented and voting on the matter.	Abstentions and broker non-votes will have no effect in calculating the votes on this matter.
Proposal 3—Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	Affirmative vote of a majority of the shares of Common Stock represented and voting on the matter.	Abstentions and broker non-votes will have no effect in calculating the votes on this matter.

Additional information regarding each of these proposals is provided in the section titled “DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS” (for Proposals 1 through 3 above).
The following is the Board’s recommendation with respect to each of the proposals to be considered and voted upon at the Meeting:

Proposal	Issue	FOR
Proposal 1	The Board recommends a vote “FOR” the election of all nominees as directors.
Proposal 2	The Board recommends a vote “FOR” the compensation of the Company’s named executive officers.
Proposal 3	The Board recommends a vote “FOR” ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting and this Proxy Statement. If any other matters are presented properly at the Meeting, however, the proxy will be voted by the proxy holders in accordance with the recommendations of the Board or, if no recommendation is given, in their own discretion.

2	2025 Proxy Statement

PROXY STATEMENT
Voting
You may vote by Internet, telephone or by mail, as set forth in the voting instructions or proxy card that is provided to you.
Voting by Internet or Telephone. Voting by Internet or telephone is fast and convenient and your vote is immediately confirmed and tabulated. The Internet and telephone voting procedures are designed to authenticate votes cast by use of a personal identification number which is provided with your voting instructions. These procedures allow shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by Internet or telephone, you do not have to mail in a proxy card, but your vote must be received by the voting deadline set forth in your voting instructions.
Voting by Mail. If you wish to vote by mail, you may request a paper copy of these materials which will include a proxy card. If you vote by proxy card, be sure to complete, sign, date and mail your proxy card in the accompanying postage-prepaid envelope by the voting deadline set forth on the proxy card.
If your shares are held by a bank, broker or other nominee, please follow the instructions provided with your proxy materials to determine if Internet or telephone voting is available. If your bank or broker does make Internet or telephone voting available, please follow the voting instructions provided by your bank or broker.
If you vote by Internet or by telephone, you should not return a proxy card.
Revocability of Proxies
Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is exercised by filing with the Corporate Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. A proxy may also be revoked by attending the Meeting and voting virtually in person at the Meeting, or by following the instructions at www.virtualshareholdermeeting.com/CPF2025. Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders in accordance with the instructions on the proxy. If your shares are held in street name, you should follow the instructions of your broker, bank or nominee regarding the revocation of proxies.
Solicitation of Proxies
This solicitation of proxies is made on behalf of the Board and the Company will bear the costs of the preparation of proxy materials and the solicitation of proxies for the Meeting. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company or its subsidiary, Central Pacific Bank (the “Bank”), may solicit proxies personally, by telephone, electronically or by other means of communication. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to beneficial owners. The Company has retained D.F. King & Co., Inc. to assist it in connection with the solicitation of proxies for a fee of approximately $10,000, plus reimbursement of expenses.

3

PROXY STATEMENT
Attending the Meeting
This year’s Meeting will be held virtually, and the Board of Directors and certain members of Company management may log in to the Meeting from remote locations.

How to Participate in the Meeting
Visit www.virtualshareholdermeeting.com/CPF2025. Enter the 16-digit control number included on your Notice Regarding the Availability of Proxy Materials, proxy card, or voting instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 10:45 a.m. Hawaii time on April 24, 2025. The meeting will begin promptly at 11:00 a.m. Hawaii time.

How to Get Help with Technical Difficulties	If you encounter any difficulties accessing the Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Meeting log-in page.
How to Ask Questions at the Meeting
Shareholders will be able to submit questions during the Meeting by logging into www.virtualshareholdermeeting.com/CPF2025, typing a question into the “Ask a Question” field, and clicking “Submit.”

The Company will answer shareholder-submitted questions pertinent to the proposals to be considered and voted upon at the Meeting, and appropriate general questions from shareholders regarding the Company.

The Company will try to answer as many shareholder-submitted questions as time permits that comply with the Meeting rules of conduct posted on the virtual Meeting website. If there are proper questions that comply with the Meeting rules of conduct posted on the virtual Meeting website that cannot be answered during the Meeting due to time constraints, a Company representative will at a subsequent time reach out to those shareholders whose proper questions were not addressed at the Meeting to answer their questions.

Additional Questions	Email Company’s Investor Relations team at investor@cpb.bank.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 24, 2025.
The Company’s Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available free of charge at https://www.cpb.bank/2025proxy and at https://www.proxyvote.com.
In addition, the Company will provide without charge, upon the written request of any shareholder, a copy of the Company’s Annual Report on Form 10-K including the financial statements and the financial statement schedules, required to be filed with the United States Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2024. Requests should be directed to Central Pacific Financial Corp., Attn: Investor Relations, P.O. Box 3590, Honolulu, Hawaii 96811 or to https://www.proxyvote.com. The Annual Report on Form 10-K includes a list of exhibits filed with the SEC, but the Annual Report on Form 10-K that we have posted or delivered to you does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing will be your responsibility. Please call the Corporate Secretary at (808) 544-0500 or write to the address above. The SEC also maintains an Internet site at https://www.sec.gov that contains information and exhibits we file with the SEC.
The Company will also deliver promptly upon written or oral request a separate copy of the Company’s Annual Report on Form 10-K and the Company’s Proxy Statement, to any shareholder who shares an address with other shareholders and where only one set of materials were sent to that address to be shared by all shareholders at that address.
We are furnishing materials to our shareholders primarily via the Internet instead of mailing printed copies of those materials to our shareholders. By doing so, we save costs and reduce the environmental impact of the Meeting. On March 7, 2025, the Company mailed a Notice of Internet Availability of Proxy Materials (“Notice”) to shareholders. The Notice contains instructions about how to access our proxy materials and vote online or by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

4	2025 Proxy Statement

PROXY STATEMENT
Principal Shareholders
Based on filings made under Section 13(d) and Section 13(g) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of February 19, 2025, the following were the only persons known to management of the Company to beneficially own more than five percent of the Company’s outstanding Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc.(1) 50 Hudson Yards New York, New York 10001	3,958,769	14.6%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	2,072,389	7.66%
State Street Corporation(3) One Congress Street, Suite 1 Boston, Massachusetts 02114	1,455,801	5.4%
Dimensional Fund Advisors LP(4) 6300 Bee Cave Road, Building One Austin, Texas 78746	1,396,098	5.2%

(1)
Pursuant to Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 23, 2024, wherein BlackRock, Inc. reported sole voting power as to 3,897,791 shares of Company Common Stock, shared voting power as to 0 shares of Company Stock, sole dispositive power as to 3,958,769 shares of Company Common Stock, and shared dispositive power as to 0 shares of Company Stock.

(2)
Pursuant to Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024, wherein The Vanguard Group reported sole voting power as to 0 shares of Company Common Stock, shared voting power as to 16,250 shares of Company Common Stock, sole dispositive power as to 2,031,681 shares of Company Common Stock, and shared dispositive power as to 40,708 shares of Company Common Stock.

(3)
Pursuant to Schedule 13G filed by State Street Corporation with the SEC on February 4, 2025, wherein State Street Corporation reported sole voting power as to 0 shares of Company Common Stock, shared voting power as to 173,685 shares of Company Common Stock, sole dispositive power as to 0 shares of Company Common Stock, and shared dispositive power as to 1,455,801 shares of Company Common Stock.

(4)
Pursuant to Schedule 13G filed by Dimensional Fund Advisors LP with the SEC on October 31, 2024, wherein Dimensional Fund Advisors LP reported sole voting power as to 1,348,838 shares of Company Stock, shared voting power as to 0 shares of Company Stock, sole dispositive power as to 1,396,098 shares of Company Stock, and shared dispositive power as to 0 shares of Company Stock.

5

PROXY STATEMENT
Security Ownership of Directors, Nominees and Executive Officers
The following table sets forth certain information regarding beneficial ownership of Common Stock by each of the current directors, nominees, and the Named Executive Officers (as defined under “COMPENSATION DISCUSSION AND ANALYSIS”), as well as all directors and executive officers as a group, as of the close of business on February 19, 2025. Unless otherwise noted, the address of each person is c/o Central Pacific Financial Corp., 220 South King Street, Honolulu, Hawaii 96813.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Current Directors and Nominees
Earl E. Fry	55,198(3)	*
Jason R. Fujimoto	8,071(4)	*
Jonathan B. Kindred	11,233(5)	*
Paul J. Kosasa	71,152(6)	*
Christopher T. Lutes	19,340(7)	*
Arnold D. Martines	59,389(8)	*
A. Catherine Ngo	191,443(9)	*
Robert K.W.H. Nobriga	4,013(10)	*
Saedene K. Ota	1,659(11)	*
Diane S.L. Paloma	526(12)	*
Crystal K. Rose	27,469(13)	*
Paul K. Yonamine	102,614(14)	*
Named Executive Officers
Anna M. Hu	27,422(15)	*
Kisan Jo	7,265(16)	*
David S. Morimoto	63,270(17)	*
Diane W. Murakami	6,871(18)	*
All Directors and Current Executive Officers as a Group (18 persons)	650,606(19)	2.4%

*	Less than one percent.
(1)
Except as otherwise noted below, each person has sole voting and investment power with respect to the shares listed. The numbers shown include the shares actually owned as of February 19, 2025 and, in accordance with Rule 13d-3 under the Exchange Act, any shares of Common Stock that the person has the right or will have the right to acquire within 60 days of February 19, 2025.

(2)
In computing the percentage of shares beneficially owned by each person or group of persons named above, any shares which the person (or group) has a right to acquire within 60 days after February 19, 2025 are deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by that person (or group) but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

(3)
50,000 shares of Common Stock are held in the Fry Family Trust of which Mr. Fry and his wife are co-trustees and they share voting and investment power. 5,198 shares of Common Stock are directly held by Mr. Fry. In addition to the shares reported in the table, Mr. Fry’s unfunded book account under the Company’s Directors’ Deferred Compensation Plan is credited with a hypothetical investment in 19,946 shares of Common Stock; Mr. Fry has no ownership rights to any such shares.

(4)	8,071 shares of Common Stock are directly held by Mr. Fujimoto.
(5)	11,233 shares of Common Stock are directly held by Mr. Kindred.
(6)	70,229 shares of Common Stock are directly held by Mr. Kosasa. 923 shares of Common Stock are held jointly by Mr. Kosasa and his wife and they share voting and investment powers.
(7)	19,340 shares are held jointly by Mr. Lutes and his wife.
(8)
40,439 shares of Common Stock are held jointly by Mr. Martines and his wife and they share voting and investment powers. 13,609 shares of Common Stock are held under Mr. Martines’ account under the Central Pacific Bank 401(k) Retirement Savings Plan. 5,341 shares of Common Stock are held under Mr. Martines’ wife’s account under the Central Pacific Bank 401(k) Retirement Savings Plan.

6	2025 Proxy Statement

PROXY STATEMENT
(9)
173,363 shares of Common Stock are held by Ms. Ngo and her husband in their family trust of which Ms. Ngo and her husband are co-trustees and share voting and investment powers. 9,480 shares of Common Stock are held in Ms. Ngo’s Individual Retirement Account. 2,714 shares of Common Stock are held in Ms. Ngo’s husband’s Individual Retirement Account. 5,886 shares of Common Stock are held by Central Pacific Bank Foundation, of which Ms. Ngo is President and Chair.

(10)	4,013 shares of Common Stock are directly held by Mr. Nobriga.
(11)
1,659 shares of Common Stock are directly held by Ms. Ota. In addition to the shares reported in the table, Ms. Ota’s unfunded book account under the Company’s Directors’ Deferred Compensation Plan is credited with a hypothetical investment in 28,834 shares of Common Stock; Ms. Ota has no ownership rights to any such shares.

(12)	526 shares of Common Stock are directly held by Dr. Paloma.
(13)
27,175 shares of Common Stock are directly held by Ms. Rose. 64 shares of Common Stock are held jointly by Ms. Rose and her husband and they share voting and investment powers. 230 shares of Common Stock are held by Ms. Rose as trustee of her pension plan. In addition to the shares reported in the table, Ms. Rose’s unfunded book account under the Company’s Directors’ Deferred Compensation Plan is credited with a hypothetical investment in 33,735 shares of Common Stock; Ms. Rose has no ownership rights to any such shares.

(14)
85,722 shares of Common Stock are directly held by Mr. Yonamine. 8,627 shares are held jointly by Mr. Yonamine and his wife and they share voting and investment powers. 8,265 shares of Common Stock are held in Mr. Yonamine’s SEP Plan Individual Retirement Account. In addition to the shares reported in the table, Mr. Yonamine’s unfunded book account under the Company’s Directors’ Deferred Compensation Plan is credited with a hypothetical investment in 4,400 shares of Common Stock; Mr. Yonamine has no ownership rights to any such shares.

(15)	21,536 shares of Common Stock are directly held by Ms. Hu. 5,886 shares of Common Stock are held by Central Pacific Bank Foundation, of which Ms. Hu is Vice President and a Director.
(16)	7,265 shares of Common Stock are directly held by Mr. Jo.
(17)
54,205 shares of Common Stock are directly held by Mr. Morimoto. 2,830 shares of Common Stock are held jointly by Mr. Morimoto and his wife and they share voting and investment powers. 349 shares of Common Stock are held under Mr. Morimoto’s account under the Central Pacific Bank 401(k) Retirement Savings Plan. 5,886 shares of Common Stock are held by Central Pacific Bank Foundation, of which Mr. Morimoto is Vice President, Treasurer and a Director.

(18)	6,871 shares of Common Stock are directly held by Ms. Murakami.
(19)	Includes shares held by Dayna N. Matsumoto and Ralph M. Mesick.
Delinquent Section 16(a) Reports (None)
The Company’s directors, executive officers and the beneficial holders of more than 10% of the Common Stock are required to file certain reports with the SEC regarding the amount of and changes in their beneficial ownership of the Company’s Common Stock. Based on its review of copies of those reports, the Company is required to disclose known failures to file required forms, or failures to timely file required reports during the previous year. To the best knowledge of the Company, there were no failures to file or timely file such required reports during year 2024 by any person who was at any time during year 2024 a director, officer, beneficial owner of more than 10% of the Common Stock, or any other persons subject to Section 16 of the Exchange Act with respect to the Company.

7

DIRECTOR BACKGROUND AND EXPERIENCE
The Company currently has 12 directors: Earl E. Fry, Jason R. Fujimoto, Jonathan B. Kindred, Paul J. Kosasa, Christopher T. Lutes, Arnold D. Martines, A. Catherine Ngo, Robert K.W.H. Nobriga, Saedene K. Ota, Diane S.L. Paloma, Crystal K. Rose, and Paul K. Yonamine, all of whom are also nominees for directors. The term of all directors expires at the Meeting. Accordingly, there are 12 directors to be elected at the Meeting to serve one-year terms expiring at the 2026 Annual Meeting of Shareholders and until their respective successors are elected and qualified, subject to the earlier of their death, resignation, retirement, disqualification or removal from office.
All nominees have indicated their willingness to serve and unless otherwise instructed, proxies will be voted for all of the nominees. However, in the event that any of them should be unable to serve, the proxy holders named on the proxy cards will vote in their discretion for such persons as the Board may recommend.
There are no family relationships among directors or executive officers of the Company. As of the date hereof and for the past five years, no directorships are held by any director or director nominee with a company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, except for Director Earl E. Fry, who is a director of Backblaze Inc. (NASDAQ ticker “BLZE”), and was a director of Hawaiian Holdings, Inc. (former NASDAQ ticker “HA”) from 2016 to 2024, up until merger with and into Alaska Air Group, Inc.; Director A. Catherine Ngo, who is a director of Maui Land & Pineapple Company, Inc. (NYSE ticker “MLP”); Director Crystal K. Rose, who was a director of Hawaiian Holdings, Inc. (former NASDAQ ticker “HA”) from 2006 to 2024, up until its merger with and into Alaska Air Group, Inc.; and Director Paul K. Yonamine, who is a director of Seven & i Holdings, Co., Ltd. (Tokyo Stock Exchange ticker “3382.T”) and was a director of Circlace Co., Ltd. from 2020 to 2023 (Tokyo Stock Exchange ticker “5029.T”).
The election of directors requires a plurality of the votes cast “FOR” the election of the directors by the shares entitled to vote in the election at a meeting at which a quorum is present. Accordingly, the 12 directorships to be filled at the Meeting will be filled by the 12 nominees receiving the highest number of “FOR” votes. There is no cumulative voting in the election of directors.

Proposal 1. ELECTION OF DIRECTORS
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL 12 NOMINEES.

8	2025 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE
ELECTION OF DIRECTORS
We are pleased to propose 12 director nominees for election this year. We believe that our director nominees, individually and collectively as a group, possess the requisite experience, qualifications, skills, diversity, and mix of institutional knowledge and fresh perspectives necessary to maintain an effective Board to serve the best interests of the Company and its shareholders. All nominees are incumbent directors and are deemed “independent” except for Arnold D. Martines, who is the current Chairman, President and Chief Executive Officer of the Company, A. Catherine Ngo who is the former Executive Vice-Chair of the Company, and Paul K. Yonamine who is the former Chairman and Chief Executive Officer of the Company.
Our Board, which currently has 12 members, recognizes the value of Board refreshment and has added a new independent director in each of 2021 (Jonathan B. Kindred), 2023 (Jason R. Fujimoto), 2024 (Robert K.W.H. Nobriga) and 2025 (Diane S.L. Paloma). In addition, three of our longer serving directors departed the Board in 2023 and 2024: Colbert M. Matsumoto retired from our Board in 2023, after having served 19 years; Christine H. H. Camp resigned in 2024 for personal reasons, after having served 20 years; and Duane K. Kurisu retired from our Board in 2024, after having served 16 years. Our Board has set the number of directors that will constitute our Board, effective as of the Meeting, at 12. Our Governance Committee and Board are committed to maintaining and enhancing our Board’s diversity of backgrounds, experience and skills in an effort to align our Board’s composition with the diverse customers and communities we serve.
OVERVIEW OF BOARD NOMINEES

Director Nominee Name and Principal Occupation	Age	Director Since	Independent	Public Boards	Committees: Audit	Compensation	Governance	Risk	Trust*
Earl E. Fry Retired Executive Vice President and Chief Financial Officer, Informatica Corporation	66	2005	✓	2	Member, Financial Expert			Chair	
Jason R. Fujimoto President and Chief Executive Officer, Hawaii Planing Mill, Ltd. dba HPM Building Supply	44	2023	✓	1	Member, Financial Expert	Member			
Jonathan B. Kindred Retired President and CEO, Morgan Stanley Japan Holdings Co., Ltd.	64	2021	✓	1	Chair, Financial Expert				
Paul J. Kosasa President and Chief Executive Officer, MNS, Ltd. dba ABC Stores	67	2002	✓	1			Chair		Member
Christopher T. Lutes Chief Strategy Officer, Elevate Credit, Inc.	57	2018	✓	1			Member	Member	
Arnold D. Martines Chairman, President and Chief Officer, the Company and the Bank	60	2023 ©		1				Member	
A. Catherine Ngo Chair and President, Central Pacific Bank Foundation	64	2015		2					Chair
Robert K. W.H. Nobriga President and Chief Executive Officer, Tradewind Group, Inc	51	2024	✓	1		Member		Member	
Saedene K. Ota President, Sae Design, Inc.	56	2015	✓	1		Chair			
Diane S.L. Paloma President and Chief Executive Officer, Hawaii Dental Service	51	2025	✓	1					Member
Crystal K. Rose Partner, Lung Rose Voss & Wagnild	67	2005 Ⓛ	✓	1		Member	Member		
Paul K. Yonamine Chairman Emeritus the Company and the Bank	67	2017		2

9

DIRECTOR BACKGROUND AND EXPERIENCE
Board Nominee Highlights
The below provides information regarding the nominees to our Board, including certain types of knowledge, experience or attributes we believe is possessed by one or more of our director nominees.

* “Ethnic Diversity” reflects that a director nominee self-identifies as one or more of: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or two or more races or ethnicities.

* No directors identify as LGBTQ+ or non-binary, and all directors disclosed demographic background and gender identity.

10	2025 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE
Board Skills and Expertise
The following table summarizes the specific skills and professional experience of each director nominee that led the Company’s Governance Committee and Board to determine that each such person should serve on the Board.

Board Refreshment

11

DIRECTOR BACKGROUND AND EXPERIENCE
DIRECTORS’ AND EXECUTIVE OFFICERS’ INFORMATION
The biographies below describe the business experience (including principal occupation for the past five years), directorships, and qualifications of each of our director nominees and our executive officers. All directors and executive officers of the Company are also directors and executive officers of the Bank. In connection with each nominee’s re-election to the Board, the director nominees will also be re-elected to the board of the Bank.
Director Nominees
EARL E. FRY
DIRECTOR SINCE: 2005 AGE: 66 COMMITTEE(S): • Audit • Risk (Chair)
Mr. Fry is a retired Executive Vice President and Chief Financial Officer of Informatica Corporation (a privately held company that was previously publicly traded on NASDAQ), a company which provides data integration software and services, and which has reported annual revenue in excess of $1 billion. During his tenure as Chief Financial Officer of Informatica Corporation, Mr. Fry effected, among other things, numerous major capital and financial transactions, to include credit lines, equity offerings, convertible rate issuances, stock/bond buyback plans, over 15 technology acquisitions, and he established development and support centers in Bangalore, India, Dublin, Ireland, and Tel Aviv, Israel, and he also established Informatica’s enterprise risk management program. Mr. Fry also previously managed the Global Customer Support and Consulting Services areas of Informatica Corporation representing over half of Informatica’s revenue. Prior to joining Informatica Corporation, Mr. Fry was Chief Financial Officer of Omnicell, Inc. (a publicly traded company listed on NASDAQ) for four years, Chief Financial Officer of C-ATS Software Inc. for two years, Chief Financial Officer of Weitek Corporation for three years, and he also served at other technology companies in various finance and other capacities. Mr. Fry began his professional career at Ernst & Whinney, CPAs (now known as Ernst & Young), where he held the position of Senior Auditor. Mr. Fry was voted Software Chief Financial Officer of the Year by Institutional Investor in 2010, 2011, 2012, 2013 and 2014. Mr. Fry brings extensive finance, public company, and auditing knowledge and experience to the Board and Company.

BACKGROUND:
  •
Director, Backblaze Inc. (8/2021—present) (technology)
  •
Director, Audit Committee Chair, and Executive Committee member, Hawaiian Holdings, Inc. (5/2016—9/2024) (airline)
  •
Director, Xactly Corporation (9/2005—7/2017) (technology)
  •
Interim Chief Financial Officer, Informatica Corporation (9/2015—1/2016) (technology)
  •
Chief Customer Officer and Executive Vice President, Operations Strategy, Informatica Corporation (11/2014—8/2015) (technology)
  •
Chief Financial Officer, Chief Administrative Officer and Executive Vice President of Global Customer Support and Services, Informatica Corporation (2000—10/2014) (technology)
OTHER DIRECTORSHIPS AND POSITIONS:
  •
Director and member of Compensation, Audit, and Nominating and Governance Committees, Backblaze Inc. (8/2021—present) (NASDAQ: BLZE)
  •
Pacific Asian Center for Entrepreneurship and E-Business (PACE), Shidler College of Business, Director
  •
Japanese Cultural Center of Kona, Board of Governors
  •
Illuminate Ventures, Advisory Council member
EDUCATION:
  •
Bachelor of Business Administration, University of Hawaii at Manoa, Shidler College of Business
  •
Master of Business Administration, Stanford Graduate School of Business
SKILLS AND EXPERIENCE:
  •
Banking
  •
Business Transformation
  •
Finance/Accounting
  •
International Business
  •
Public Company
  •
Technology/Cybersecurity

12	2025 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE
JASON R. FUJIMOTO
DIRECTOR SINCE: 2023 AGE: 44 COMMITTEE(S): • Audit • Compensation
Mr. Fujimoto is the President and Chief Executive Officer of Hawaii Planing Mill, Ltd., doing business as HPM Building Supply (a building supply company headquartered on Hawaii Island with operations on five islands and in business for over 100 years), and has served in that capacity since January 2019. Mr. Fujimoto served as Chief Operating Officer of Hawaii Planing Mill, Ltd. from January 2013 to December 2018. Mr. Fujimoto served as Chief Financial Officer of Hawaii Planing Mill, Ltd. from 2010 to 2012. Mr. Fujimoto has served on the Board of Directors and Audit Committee of Hawaii Planing Mill, Ltd. since March 2009. Mr. Fujimoto resides on the Island of Hawaii and adds to the Company’s and Bank’s Boards of Directors audit and financial experience, as well as geographic diversity.

BACKGROUND:

  •
President and Chief Executive Officer, Hawaii Planing Mill, Ltd. (1/2019—present) (building supplies)
  •  Chief Operating Officer, Hawaii Planing Mill, Ltd. (1/2013—12/2018) (building supplies)

OTHER DIRECTORSHIPS AND POSITIONS:

  •  Holomua Collective, Director
  •  Hawaii Executive Collaborative, Member
  •  Hawaii Business Roundtable, Member
  •  University of Hawaii at Hilo Chancellor’s Community Advisory Board, Member
  •  U.S. Army Garrison Pohakuloa Training Area Commander’s Advisory Council, Member
  •  Hardware Group Association, Member
  •  DoItBest Eagles Conference, Member
  •  BIG Group, Member

EDUCATION:

  •
Bachelor of Science, Economics, The Wharton School of the University of Pennsylvania, concentrating in Corporate Finance and Strategic Management and minor in Psychology from the University of Pennsylvania College of Arts and Sciences

SKILLS AND EXPERIENCE:

  •  CEO/Business Owner
  •  Finance/Accounting
  •  Hawaii Business

13

DIRECTOR BACKGROUND AND EXPERIENCE
JONATHAN B. KINDRED
DIRECTOR SINCE: 2021 AGE: 64 COMMITTEE(S): • Audit (Chair)
Mr. Kindred has over 36 years of global experience in the financial services industry. He founded and currently serves as Managing Member of KR Farms LLC, a startup farming operation on Maui. From 1983 to 2019, Mr. Kindred was with Morgan Stanley in a career spanning multiple roles in New York, London, and Tokyo. From 2007 to 2019, he served as President and CEO of Morgan Stanley Japan Holdings Co., Ltd., and Morgan Stanley MUFG Securities Co., Ltd., and as a member of Morgan Stanley’s Management Committee. Mr. Kindred was the Chairman of the International Bankers Association of Japan from 2011 to 2017. He gained significant experience in banking regulations by working closely with financial regulators. He also previously served as a Director of the U.S.-Japan Business Council, a Director of the Japan Society of New York, and a member of the Tokyo Metropolitan Government’s Advisory Panel on Global Financial City Tokyo. Mr. Kindred’s decades of global experience in financial services in markets including Asia, Europe, the Continental United States and Hawaii are a valuable asset to the Company and the Bank.

BACKGROUND:

  •  Managing Member and Founder, KR Farms LLC (3/2021—present) (agriculture)
  •  Managing Member, KR Consulting LLC (2/2019—present) (consulting)
  •
President and CEO, Morgan Stanley Japan Holdings Co., Ltd. (10/2007—5/2019) (financial services)
  •
President and CEO, Morgan Stanley MUFG Securities Co., Ltd. (5/2010—5/2019) (financial services)
OTHER DIRECTORSHIPS AND POSITIONS:

  •  Hawaii Contemporary, Director
  •  TY Management Corporation, Director

EDUCATION:

  •  Bachelor of Science, Economics, The Wharton School of the University of Pennsylvania

SKILLS AND EXPERIENCE:

  •  Banking
  •  Business Transformation
  •  CEO/Business Owner
  •  Finance/Accounting
  •  International Business
  •  Regulatory/Legal

14	2025 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE
PAUL J. KOSASA
DIRECTOR SINCE: 2002 AGE: 67 COMMITTEE(S): • Governance (Chair) BANK COMMITTEE(S): • Trust
Mr. Kosasa has been President and Chief Executive Officer of MNS, Ltd., doing business as ABC Stores, for the past 26 years, and has been with ABC Stores for over 42 years. In this position he oversees a Hawaii-based retail convenience store operation with a major presence in Waikiki and other tourist locations throughout the Hawaiian Islands, as well as in other locations outside of Hawaii, such as Guam, Saipan, and Las Vegas, Nevada. As President and Chief Executive Officer of a sizable retail store chain which primarily serves the tourist industry, one of the largest industries in Hawaii, Mr. Kosasa provides the Board and Company with significant business and management knowledge and experience in all aspects of a business operation, which includes business strategy and planning, financial management and budgeting, employee compensation and benefits, labor, marketing, advertising, and real estate, among other business expertise. In addition, Mr. Kosasa provides a link and close connection to the Hawaii tourism industry, one of Hawaii’s most profitable economic engines, and provides a valuable source of banking business with respect to Hawaii businesses that support the Hawaii tourism industry, as well as retail customers from outside Hawaii who require or may desire Hawaii banking services.

BACKGROUND:

  •
President and Chief Executive Officer, MNS, Ltd., doing business as ABC Stores (1999—present) (retail)

OTHER DIRECTORSHIPS AND POSITIONS:

  •  Hawaii Food Industry Association, Advisor
  •  Waikiki Business Improvement District Association, Chairman
  •  Hawaii Symphony Orchestra, Chairman
  •  Japanese American National Museum, Board of Trustees
  •  Hawaii Community Foundation, Board of Governors
  •  Kuakini Health System, Director

EDUCATION:

  •  Bachelor of Science and Engineering, Electrical Engineering, University of Michigan

SKILLS AND EXPERIENCE:

  •  CEO/Business Owner
  •  Hawaii Business
  •  Real Estate

15

DIRECTOR BACKGROUND AND EXPERIENCE
CHRISTOPHER T. LUTES
DIRECTOR SINCE: 2018 AGE: 57 COMMITTEE(S): • Governance • Risk
Mr. Lutes has over 27 years of experience in the financial services industry in executive and chief financial officer capacities. Since August 2021, Mr. Lutes has served as the Chief Strategy Officer of Elevate Credit, Inc., which specializes in tech-enabled online credit solutions. He was previously the Chief Financial Officer of Elevate Credit, Inc. from 2015 to 2021, and Elevate Credit, Inc.’s predecessor company, Think Finance, Inc., from 2007 to 2014. Prior to joining Elevate Credit, Inc., Mr. Lutes was the Chief Financial Officer for Silicon Valley Bank from 1998 to 2001. Mr. Lutes began his career in public accounting with Coopers & Lybrand. Mr. Lutes brings significant knowledge and experience in the technology and financial services sector to the Board.

BACKGROUND:

  •
Chief Strategy Officer, Elevate Credit, Inc. (8/2021—present) (technology/risk management/marketing)
  •
Chief Financial Officer, Elevate Credit, Inc. (1/2015—8/2021) (technology/risk management/marketing)
EDUCATION:
  •
Bachelor of Science, Accounting, Arizona State University

SKILLS AND EXPERIENCE:
  •
Banking
  •
Finance/Accounting
  •
Public Company

16	2025 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE
ARNOLD D. MARTINES
Chairman DIRECTOR SINCE: 2023 AGE: 60 COMMITTEE(S): • Risk
Mr. Martines was appointed President and Chief Executive Officer of the Company and the Bank, effective January 1, 2023, and Chairman of the Company and the Bank effective June 10, 2024. Mr. Martines has over 29 years of banking experience. Mr. Martines started his banking career in 1995 at another Hawaii bank and subsequently took on increasing responsibility in both line and credit management roles for small business, middle market and corporate lending. He joined the Bank in February 2004 and has held various executive leadership positions at the Bank, including President and Chief Operating Officer and Chief Banking Officer, and, accordingly, brings extensive executive and banking experience to our Board.

BACKGROUND:

  •  Chairman, President and Chief Executive Officer, the Company and the Bank (6/2024— present)
  •  President and Chief Executive Officer, the Company and the Bank (1/2023—6/2024)
  •
President and Chief Operating Officer, the Company and the Bank (1/2022—12/2022)
  •
Executive Vice President and Chief Banking Officer, the Company and the Bank (6/2020—12/2021)
  •
Group Executive Vice President, Revenue, the Company and the Bank (5/2019—5/2020)
OTHER DIRECTORSHIPS AND POSITIONS:

  •  Saint Louis School, Trustee
  •  Child & Family Service, Director
  •  YMCA of Honolulu, Director
  •  Hawaii Community Foundation, Director

EDUCATION:

  •  Bachelor of Business Administration, University of Hawaii at Manoa
  •  Pacific Coast Banking School at University of Washington

SKILLS AND EXPERIENCE:

  •  Banking
  •  CEO/Business Owner
  •  Hawaii Business
  •  Public Company
  •  Real Estate

17

DIRECTOR BACKGROUND AND EXPERIENCE
A. CATHERINE NGO
DIRECTOR SINCE: 2015 AGE: 64 BANK COMMITTEE(S): • Trust (Chair)
Ms. Ngo joined the Company and the Bank in 2010 and has held various executive roles, including President and Chief Executive Officer. Ms. Ngo is an experienced executive who has served in various capacities in the financial industry during the last 32 years. Prior to joining the Company and the Bank, Ms. Ngo was a founding general partner of Startup Capital Ventures, an early-stage venture capital firm established in 2005, with investments in Silicon Valley and Hawaii, as well as in China. Ngo’s focus as a venture capitalist was on software and services companies in China. Before that, she was Executive Vice President, General Counsel, and Corporate Secretary of Silicon Valley Bank, also overseeing risk and operations, and during her tenure there, co-led the launch of the venture capital practice and served as Chief Operating Officer of Alliant Partners, Silicon Valley Bank’s investment banking subsidiary. Prior to that, Ms. Ngo was in private law practice in Silicon Valley and Dallas. Ms. Ngo brings extensive banking and legal expertise to the Board.

BACKGROUND:

  •  Chair and President, Central Pacific Bank Foundation (1/2025—present)
  •  Board Chair, the Company and the Bank (1/2023—6/2024)
  •  Executive Vice Chair, the Company and the Bank (1/2022—12/2022)
  •
President, the Company, and President and Chief Executive Officer, the Bank (10/2018—12/2021)
  •  President and Chief Executive Officer, the Company and the Bank (7/2015—9/2018)
  •  General Partner, Startup Capital Ventures, L.P. (2005—present) (investment)
  •  Managing Member, SCV Management Co, LLC (2005—present) (investment)

OTHER DIRECTORSHIPS AND POSITIONS:

  •
Maui Land & Pineapple Company, Inc., Director (1/2024—present) (NYSE: MLP)
  •
Federal Reserve Board of Governors Community Depository Institutions Advisory Council (12th District), Chair
  •  The Queen’s Health System, Director, Finance Committee Chair, Board of Trustees
  •  Hawaii Gas, Director
  •  Hawaii Community Foundation, Board of Governors

EDUCATION:

  •  Bachelor of Arts, University of Virginia
  •  J.D., University of Virginia School of Law

SKILLS AND EXPERIENCE:

  •  Banking
  •  Business Transformation
  •  CEO/Business Owner
  •  Public Company
  •  Regulatory/Legal

18	2025 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE
ROBERT K.W.H. NOBRIGA
DIRECTOR SINCE: 2024 AGE: 51 COMMITTEE(S): • Compensation • Risk
Mr. Nobriga has more than 31 years of experience in financial services in Hawaii. Mr. Nobriga is currently President and Chief Executive Officer of Tradewind Group, Inc., located in Honolulu, Hawaii, and whose business interests include investments in real estate and in companies across several industries, including insurance and technology. He has served in that capacity since 2018. Mr. Nobriga previously held executive leadership roles in both the healthcare and financial services sectors, including serving as Chief Financial Officer of American Savings Bank, a subsidiary of Hawaiian Electric Industries, Inc. (NYSE: HE), Chief Financial Officer of The Queen's Health Systems, Chief Financial Officer of Hawaii National Bank, and Chief Financial and Operations Officer of the University of Hawaii at Manoa John A. Burns School of Medicine. He has significant regulatory experience serving in his various roles as Chief Financial Officer of companies in highly regulated industries. He started his career at Coopers & Lybrand (legacy firm of PricewaterhouseCoopers LLP) providing professional services for clients in Hawaii and California. Mr. Nobriga brings significant knowledge of financial services, insurance, healthcare and technology to the Board.

BACKGROUND:

  •
President and Chief Executive Officer, Tradewind Group, Inc. (2018—present) (insurance/investment)
  •  Chairman, Atlas Insurance Agency, Inc. (2020—present) (insurance)
  •  Chairman, Century Computers, Inc. (2018—present) (technology)
  •  Chairman, Hoike Networks, Inc. (dba Pacxa) (2018—present) (technology/consulting)
  •  Vice Chairman, Island Insurance Company, Limited (2019—present) (insurance)
  •  Vice Chairman, NMF Insurance, Inc. (dba IC International) (2019—present) (insurance)
  •  Chairman, Tradewind Capital, Inc. (2022—present) (investment/asset management)
  •
Vice President and Director, Tradewind Insurance Company, Limited (2019—present) (insurance)
OTHER DIRECTORSHIPS AND POSITIONS:

  •
Kamehameha Schools Board of Trustees, Trustee
  •
Bishop Holdings Corporation, Director
  •
Charles Reed Bishop Trust, Trustee
  •
Haleakala Ranch Corp., Director, Audit Committee Chair, Investment Committee member
EDUCATION:

  •  Bachelor of Business Administration, Accounting, University of Notre Dame
  •  Pacific Coast Banking School at University of Washington

SKILLS AND EXPERIENCE:

  •  Banking
  •  Business Transformation
  •  CEO/Business Owner Experience
  •  Finance/Accounting
  •  Hawaii Business
  •  Public Company
  •  Real Estate
  •  Regulatory/Legal
  •  Technology/Cybersecurity

19

DIRECTOR BACKGROUND AND EXPERIENCE
SAEDENE K. OTA
DIRECTOR SINCE: 2015 AGE: 56 COMMITTEE(S): • Compensation (Chair)
Ms. Ota is owner and creative director of Sae Design, Inc., a graphic design and visual marketing agency headquartered on the Island of Maui. In her over 29-year career, Ms. Ota has received numerous design, graphics and marketing rewards and recognition. Ms. Ota resides on the Island of Maui. The Bank has four branches on the Island of Maui and firmly believes it is important to have a director from the Island of Maui, who best understands and can help the Bank connect with residents and businesses on the Island of Maui, and to demonstrate the Bank’s commitment to serving all islands and communities comprising the State of Hawaii. The vast majority of businesses in Hawaii are small and each island has its own unique business markets, needs and communities, and thus having Ms. Ota who is a prominent businessperson and community leader on the Island of Maui, serve on our Company’s Board and Bank’s Board of Directors, provides great insight and perspective in how we can best serve small businesses throughout the State of Hawaii, but also within the Island of Maui. As a community bank serving all the people and islands of Hawaii, we believe it is vital that our Board have experienced and proven businesspeople who reflect and represent all of Hawaii. We believe Ms. Ota’s lifetime of experiences and success as a small businessperson, and her substantial marketing knowledge and expertise, add significant value and perspective to our Board.

BACKGROUND:

  •  President, Sae Design, Inc. (dba Sae Design Group) (2007—present) (design and marketing)
  •  President, Maui Thing LLC (2010—2019) (retail)

OTHER DIRECTORSHIPS AND POSITIONS:

  •  Maui Health Foundation, Executive Director
  •  Maui Economic Development Board, Director

EDUCATION:

  •  Bachelor of Fine Arts, Graphic Design and Packaging, ArtCenter College of Design
  •  Master of Business Administration, Design Strategy, California College of the Arts

SKILLS AND EXPERIENCE:

  •  Business Transformation
  •  CEO/Business Owner
  •  Hawaii Business

20	2025 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE
DIANE S.L. PALOMA
DIRECTOR SINCE: 2025 AGE: 51 BANK COMMITTEE(S): • Trust
Dr. Paloma is the President and Chief Executive Officer of Hawaii Dental Service (“HDS”), a Hawaii nonprofit dental service corporation founded in 1962, and a leader in the State of Hawaii in providing dental plans to employers for their employees. HDS serves nearly one million Hawaii residents and nearly 95% of all licensed practicing dentists in Hawaii participate with HDS. Dr. Paloma has served in her current position with HDS since 2021. Dr. Paloma is also Chair of Hawaii Client Services Corporation, a company that provides third party administration services for retirement and health and welfare benefit plans. Prior to that, Dr. Paloma was the Chief Executive Officer of King Lunalilo Trust and Lunalilo Home from 2017 to 2021. The King Lunalilo Trust provides care for people in need and supports the well-being of elders, with services including long-term care, adult day care, and hot meal delivery to elderly facing food insecurity. Dr. Paloma provides a link and close connection to the Hawaii healthcare industry, giving the Bank a perspective on how it can better serve the banking needs of healthcare providers.

BACKGROUND:

  •
President and Chief Executive Officer, Hawaii Dental Service (11/2021—present) (dental service)
  •  Chair, Hawaii Client Services Corporation (2021—present) (benefit administration)
  •  Chief Executive Officer, King Lunalilo Trust and Lunalilo Home (8/2017—11/2021) (elder care)

OTHER DIRECTORSHIPS AND POSITIONS:

  •
Hawaii Business Roundtable, Director
  •
University of Hawaii, Board of Regents
  •
Partners in Development Foundation, Director
  •
Child & Family Service, Director
  •
Make Lemonade Project, Director
EDUCATION:

  •  Bachelor of Science, Physiological Science, University of California Los Angeles
  •  Master of Business Administration, University of Hawaii at Manoa, Shidler College of Business
  •  Doctor of Philosophy, Capella University

SKILLS AND EXPERIENCE:

  •  Business Transformation
  •  CEO/Business Owner
  •  Hawaii Business
  •  Finance/Accounting

21

DIRECTOR BACKGROUND AND EXPERIENCE
CRYSTAL K. ROSE
Lead Independent Director DIRECTOR SINCE: 2005 AGE: 67 COMMITTEE(S): • Compensation • Governance
Ms. Rose is a name partner in the law firm of Lung Rose Voss & Wagnild and has been actively practicing law for 43 years, specializing in the areas of real estate, trust and commercial litigation, commercial real estate transactions, trusts and estates, and construction law. Ms. Rose brings a wealth of legal and real estate knowledge and experience to the Company’s Board and Bank’s Board, and her professional, leadership, and business skills and expertise are well-suited to her serving since June 1, 2014, as the Company’s and the Bank’s Lead Independent Director, and before that, from April 20, 2011 through May 31, 2014, serving as the Company’s and Bank’s Board Chair, and in providing guidance with respect to the Company’s and the Bank’s strategic issues, overall business plans and legal matters.

BACKGROUND:

  •  Partner, Lung Rose Voss & Wagnild (1989—present) (law)
  •  Lead Independent Director, the Company and the Bank (6/2014—present)
  •  Member, Rose Consulting LLC (2021—present) (consulting)

OTHER DIRECTORSHIPS AND POSITIONS:

  •
Kamehameha Schools Board of Trustees, Trustee
  •
Bishop Holdings Corporation, Director
  •
Catholic Charities Hawaii, Board of Advisors
  •
Charles Reed Bishop Trust, Trustee
  •
The Nature Conservancy (Hawaii and Palmyra), Ihupani Advisory Council
  •
Gentry Homes, Ltd, Director
EDUCATION:

  •  Bachelor of Science, Psychology and Sociology, Willamette University
  •  J.D., University of California, Hastings College of Law

SKILLS AND EXPERIENCE:

  •  Hawaii Business
  •  Real Estate
  •  Regulatory/Legal

22	2025 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE
PAUL K. YONAMINE
Chairman Emeritus DIRECTOR SINCE: 2017 AGE: 67
Mr. Yonamine was appointed Chairman Emeritus of the Company and the Bank, effective January 1, 2023. Mr. Yonamine joined the Company and the Bank as Chairman and Chief Executive Officer, of the Company, and Executive Chairman of the Bank in 2018. Mr. Yonamine previously served as Non-executive Chairman of GCA Corporation, the largest independent M&A firm in Japan from October 1, 2018 through March 26, 2019, and served as the Executive Chairman of GCA Corporation from June 2017 to September 30, 2018. From April 2017 to June 2017 Mr. Yonamine served as Executive Advisor and Director of IBM Japan, Ltd. From January 2015 to March 2017, Mr. Yonamine served as the Country General Manager and President of IBM Japan, Ltd. Mr. Yonamine previously served as President and CEO of Hitachi Consulting Co., Ltd., where he founded the first consulting and solutions business for Hitachi Ltd. He was a senior advisor to the Mayor of the City & County of Honolulu from 2004 to 2006. Mr. Yonamine’s prior experience includes serving as Executive Vice President and Chairman of Asia Pacific, BearingPoint, President of KPMG Consulting in Japan, and Managing Partner of KPMG, LLC – Hawaii Operations. He played a significant role in facilitating the strategic relationships the Bank has established with mid-sized regional banks in Japan. Mr. Yonamine has worked extensively in Hawaii and in Japan for years, devoting much of his career to promoting the introduction and globalization of information technologies to Hawaii and Japan corporations. Mr. Yonamine’s has deep experience in international business and the financial industry with a strong focus on Japan and Hawaii which brings a global perspective to the Company.

BACKGROUND:

  •  Chairman Emeritus, the Company and the Bank (1/2023—present)
  •
Chairman and Chief Executive Officer, the Company, and Executive Chairman, the Bank (10/2018—12/2022)
  •  Non-executive Chairman, GCA Corporation (10/2018—3/2019) (investment banking)
  •  Executive Chairman, GCA Corporation (6/2017—9/2018) (investment banking)
  •  Executive Advisor and Director, IBM Japan, Ltd. (4/2017—6/2017) (technology)
  •  Country General Manager and President, IBM Japan, Ltd. (1/2015—3/2017) (technology)

OTHER DIRECTORSHIPS AND POSITIONS:

  •
Seven & i Holdings Co., Ltd., Japan, Director (12/2020—present) (Tokyo Stock Exchange: 3382.T)
  •  Sumitomo Mitsui Banking Corporation, Director
  •  PayPay Corporation, Director, Audit and Supervisory Committee member
  •  U.S.-Japan Council, Board of Councilors Member
  •  Pacific International Center for High Technology Research, Director

EDUCATION:

  •  Bachelor of Science, Accounting, University of San Francisco

SKILLS AND EXPERIENCE:

  •  Banking
  •  Business Transformation
  •  CEO/Business Owner
  •  Finance/Accounting
  •  Hawaii Business
  •  International Business
  •  Public Company
  •  Technology/Cybersecurity

23

EXECUTIVE OFFICER BACKGROUND AND EXPERIENCE
Set forth below is information concerning the current executive officers of the Company who are not also directors of the Company:
ANNA M. HU
EXECUTIVE OFFICER SINCE: 2023 AGE: 52
Ms. Hu has served as Executive Vice President, Chief Credit Officer for the Company and the Bank since October 1, 2016. Ms. Hu is responsible for the strategic direction and oversight of the Bank’s credit risk, and oversight of credit administration, special assets, retail loan collections, commercial loan documentation, enterprise project management, and vendor management. Ms. Hu has over 32 years of experience in the banking industry with extensive experience in commercial, commercial real estate, and consumer lending, including credit administration, loan structuring, underwriting and approvals, problem loan workouts, collections and recovery, and loan loss reserves. She also has experience in retail branch and in-store banking.

BACKGROUND:

  •  Executive Vice President, Chief Credit Officer, the Company and the Bank (10/2016—present)

DIRECTORSHIPS AND POSITIONS:

  •  Public Schools of Hawaii Foundation, Trustee
  •  Scouting America, Aloha Council, Board Member
  •  ProSight Financial Association Community Bank Council, Member

EDUCATION:

  •
Bachelor of Business Administration, Finance, University of Hawaii at Manoa, Shidler College of Business
  •
Pacific Coast Banking School at University of Washington

KISAN JO
EXECUTIVE OFFICER SINCE: 2023 AGE: 46
Mr. Jo has served as Executive Vice President, Retail and Wealth Markets, for the Company and the Bank since November 5, 2023. Mr. Jo oversees the Bank’s branch network, customer service center, wealth management, consumer lending and client experience. Prior to Mr. Jo joining the Bank in January 2022, he served as President of Prince Resorts Hawaii where he was responsible for the Hawaii operations, including the Mauna Kea Beach Hotel and Golf Course, the Westin Hapuna Beach Resort and Golf Course, Prince Waikiki and the Hawaii Prince Golf Club. Mr. Jo brings significant business experience to the Bank, including a deep knowledge of customer service, extensive financial experience, and invaluable insights with respect to international business, particularly the Korea market.

BACKGROUND:

  •
Executive Vice President, Retail and Wealth Markets, the Company and the Bank (11/2023—present)
  •
Executive Vice President, Retail Markets and Operations, the Company and the Bank (1/2022—11/2023)
  •
President and Director, Prince Resorts Hawaii, Inc., Hawaii Prince Hotel Waikiki LLC, Mauna Kea Resort LLC, Mauna Kea Resort Services LLC, and South Kohala Water Corporation (4/2018—12/2021) (hospitality)

DIRECTORSHIPS AND POSITIONS:

  •  Boys and Girls Club of Hawaii, Director
  •  Aloha United Way, Director
  •  Hawaii Lodging and Tourism Association, Allied Member
  •  Fund for the Pacific Century, Director

EDUCATION:

  •  Bachelor of Science, Accounting, University of the West Indies
  •  Master of Business Administration, University of Hawaii at Manoa Shidler College of Business
  •  Pacific Coast Banking School at University of Washington

24	2025 Proxy Statement

EXECUTIVE OFFICER BACKGROUND AND EXPERIENCE
DAYNA N. MATSUMOTO
EXECUTIVE OFFICER SINCE: 2025 AGE: 43
Ms. Matsumoto was appointed Executive Vice President and Chief Financial Officer of the Company and the Bank on March 1, 2025, overseeing the Bank’s Controller, Treasury, and Financial Planning and Analysis divisions. From 2023 to 2025, she was Group Senior Vice President and Director of Finance and Accounting for the Company and the Bank. From 2013 to 2022, she served as Senior Vice President, Controller for the Company and the Bank. From 2006 to 2012, she worked in the Bank’s Treasury Division and eventually served as Vice President, Asset & Liability Manager of the Division. Nineteen years with the Company and Bank, Ms. Matsumoto has extensive experience in finance, accounting and banking. She is also a licensed certified public accountant in the State of Hawaii.

BACKGROUND:

  •
Executive Vice President & Chief Financial Officer, the Company and the Bank (3/2025—present)
  •
Group Senior Vice President, Director of Finance & Accounting, the Company and the Bank(1/2023—3/2025)
  •  Senior Vice President, Controller, the Company and the Bank (2013—12/2022)

OTHER DIRECTORSHIPS AND POSITIONS:

  •  Girl Scouts of Hawaii, Director
  •  Teach for America-Hawaii, Director

EDUCATION:

  •  Bachelor of Business Administration, Accounting & Finance, University of Hawaii at Manoa
  •
Master of Business Administration, Hawaii Pacific University

RALPH M. MESICK
EXECUTIVE OFFICER SINCE: 2024 AGE: 64
Mr. Mesick joined the Company and the Bank in 2024 as the Senior Executive Vice President and Chief Risk Officer. He is responsible for oversight of the Company’s and Bank’s enterprise risk, compliance, credit, technology, operations, and corporate and mainland real estate lending. He has more than three decades of finance and banking experience at executive levels with two other Hawaii banks in the areas of finance, treasury, risk management, corporate banking, commercial real estate lending, private banking and wealth management. Mr. Mesick is active in the community and is a former Chairman of the Hawaii Housing Finance and Development Corporation, the Hawaii District Council of the Urban Land Institute, and the Hawaii Community Reinvestment Corporation. He is a past Regent of Chaminade University of Honolulu, and served on the boards of the Boys and Girls Club of Hawaii, the Saint Francis Health Care System, and the Kapiolani Health Foundation.

BACKGROUND:

  •
Senior Executive Vice President & Chief Risk Officer, the Company and the Bank (9/2024—present)
  •
Interim Chief Financial Officer, First Hawaiian Inc. and First Hawaiian Bank (1/2022-1/2023)
  •
Vice Chairman, First Hawaiian Inc. and First Hawaiian Bank (2019—2023)
  •
Chief Risk Officer, First Hawaiian Inc. and First Hawaiian Bank (2016-2023)
OTHER DIRECTORSHIPS AND POSITIONS:

  •
HomeAid Hawaii, Director
  •
Saint Louis School, Board of Trustees
  •
Roman Catholic Church in Hawaii, Diocese of Honolulu, Finance Council member

EDUCATION:

  •
Bachelor of Business Administration, University of Hawaii at Manoa
  •
Master of Business Administration, University of Wisconsin-Madison (concentration in Banking, Finance and Investments)
  •
Advance Risk Management Program, Wharton School at the University of Pennsylvania

25

EXECUTIVE OFFICER BACKGROUND AND EXPERIENCE
DAVID S. MORIMOTO
EXECUTIVE OFFICER SINCE: 2015 AGE: 57
Mr. Morimoto serves as the Vice Chairman and Chief Operating Officer of the Company and the Bank since March 1, 2025. As the Chief Operating Officer, he oversees the leaders of Commercial Markets, Retail Markets, Wealth Markets, Real Estate, and Digital Strategy & Channel Management. He was the Senior Executive Vice President and Chief Financial Officer of the Company and the Bank from January 2022 to February 2025. Mr. Morimoto has more than 32 years of experience in the banking industry and has extensive experience in effectively working with institutional investors, investment bankers, and financial institution regulators. Mr. Morimoto started his career at the Bank in 1991 and has broad experience in asset/liability and investment portfolio management.

BACKGROUND:

  •
Vice Chairman, Chief Operating Officer, the Company and the Bank (3/2025—present)
  •
Senior Executive Vice President, Chief Financial Officer, the Company and the Bank (1/2022—2/2025)
  •
Executive Vice President, Chief Financial Officer, the Company and the Bank (7/2015—12/2021)
DIRECTORSHIPS AND POSITIONS:

  •  The Institute for Human Services, Board President and Director
  •  Downtown Athletic Club of Hawaii, Treasurer and Director
  •  Hawaii Asia Pacific Association Leaders, Director

EDUCATION:

  •  Bachelor of Business Administration, Finance, University of Hawaii at Manoa, Shidler College of Business
  •
Master of Business Administration, Accounting, Chaminade University of Honolulu

DIANE W. MURAKAMI
EXECUTIVE OFFICER SINCE: 2023 AGE: 56
Ms. Murakami has served as Executive Vice President, Commercial Markets, for the Company and the Bank since January 1, 2022. Ms. Murakami is in charge of the strategic direction of the Bank’s Commercial Markets and oversees Commercial Banking, Business Banking, International Banking, and Institutional Deposits and Cash Management. Ms. Murakami has over 31 years of experience in the banking industry, including leadership positions in commercial banking, business banking and private banking.

BACKGROUND:

  •  Executive Vice President, Commercial Markets, the Company and the Bank (1/2022—present)
  •
Group Senior Vice President, Division Manager, Commercial Banking, the Company and the Bank (4/2021—12/2021)
  •
Senior Vice President, Division Manager, Commercial Banking, the Company and the Bank (3/2020—4/2021)
  •  Senior Vice President, Private Banking Manager, Bank of Hawaii (3/2017—3/2020) (banking)

DIRECTORSHIPS AND POSITIONS:

  •
Roman Catholic Diocese of Honolulu, Investment and Loan Committee
  •
Chamber of Commerce Hawaii, Director
  •
Catholic Charities Hawaii, Director
  •
Kahala Business Association, Director
  •
Goodwill Industries of Hawaii, Inc., Director

EDUCATION:

  •  Bachelor of Business Administration, Finance, Loyola Marymount University
  •  Pacific Coast Banking School at University of Washington

26	2025 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
Meetings of the Board of Directors
During the fiscal year ended December 31, 2024, the Board held a total of eight regular meetings and 10 special meetings. Each incumbent director attended at least 75% of the total number of the aggregate of the Board meetings and meetings held by all committees of the Board on which he/she served during 2024. The Company expects directors to attend the annual meeting of shareholders. 11 of our 12 then serving directors attended last year’s annual meeting of shareholders.
Director Resignation and Retirement Policies
The Board’s “Director Resignation Policy” provides that at any shareholder meeting at which directors are subject to an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall tender a letter of resignation to the Board for consideration by the Governance Committee. The Governance Committee shall recommend to the Board the action to be taken with respect to such offer of resignation. The Board shall act promptly with respect to each such letter of resignation and shall notify the director concerned of its decision. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Governance Committee or Board action regarding whether to accept his or her resignation offer.
The Board’s “Corporate Governance Guidelines” provide that a non-employee Director must retire from the Board as of the first annual meeting of shareholders that occurs after the Director attains the age of 70. As a result, such director will not be renominated for election as a director.
Director Commitment Policy
The Board’s “Corporate Governance Guidelines” provide that no Director will be permitted to serve on more than two other public company boards in addition to the Company’s Board unless such Director obtains the approval of the Governance Committee.
Board Leadership Structure
The Company’s Board has no policy with respect to the separation of the offices of Chair, President and Chief Executive Officer. It is the Board’s view that rather than having a rigid policy, the Board, with the advice and assistance of its Governance Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the offices of Chair, President and Chief Executive Officer should be separate. Arnold D. Martines currently serves as President and Chief Executive Officer of the Company and the Bank, and as Chair of the Company’s and the Bank’s Board of Directors. The Board has determined in 2024 that combining the offices of Chair, President and Chief Executive Officer is most appropriate at this time to best facilitate communication, alignment, and achievement of the Company’s strategic objectives. Since June 1, 2014, Crystal K. Rose has served as Lead Independent Director and as a member of the Governance Committee of the Company’s and the Bank’s Board of Directors. Ms. Rose previously served as Chair of the Board of Directors of the Company and the Bank from April 20, 2011 through May 31, 2014 and Chair of the Governance Committee of the Company’s and the Bank’s Board of Directors from June 1, 2014 through April 1, 2019. 9 of the current 12 members of the Company’s and Bank’s Board of Directors are “independent” directors as defined under applicable NYSE guidelines.
As the Board’s former Chair and now as its Lead Independent Director, Ms. Rose previously presided over and once again presides over all meetings of the independent directors in executive sessions, acts as liaison and facilitates communications between the Board and the principal executive officers, and ensures independent Board governance and oversight of management. In addition, all members of the Board’s Audit Committee, Compensation Committee, and Governance Committee are comprised of independent, non-management directors. The Company believes that the current structure ensures sufficient Board independence from management while also optimizing the efficiency and effectiveness of the Board and management in the oversight of the Company and the Bank, and also supports and provides for orderly transition and succession.
The Company is a one-bank holding company, with the Bank being the Company’s only bank subsidiary. The Company was set up as the Bank’s holding company to capitalize on the benefits of a bank holding company structure, including potential tax advantages, ability to engage in stock repurchases, potential flexibility with respect to activities and capital raising. All of the directors on the Company’s Board also serve on the Bank’s Board of Directors. In addition, all of the Company’s directors who serve on the Company’s Audit Committee, Compensation Committee, Governance Committee, and Board Risk Committee also serve on those same board level committees at the Bank.
Director Nomination Process
Director Qualifications. The Governance Committee is responsible for reviewing the qualifications and independence of director nominees in accordance with its charter and the criteria set forth in the Company’s Corporate Governance Guidelines. The general criteria considered include independence, character, diversity, age, skills, financial literacy, experience and other relevant considerations in the context of the needs of the Board. Diversity is an important factor in consideration of director nominees. Diversity

27

CORPORATE GOVERNANCE AND BOARD MATTERS
is viewed in a broad context; we seek Board members from different professions, industries, backgrounds, experiences, cultures, ethnicities, races, gender identities, geographies, and other professional and personal characteristics who can represent the business and industry sectors that support Hawaii’s economy, and Hawaii’s multi-cultural, multi-ethnic, and multi-racial population and community.
Identifying and Evaluating Nominees. The Board seeks to identify candidates for director positions that are best qualified and suited to meet the needs of the Company and to present these candidates for shareholder approval. The Governance Committee will first identify, review, evaluate and recommend to the Board, nominees for director positions. The Board will then vote whether or not to recommend such nominees to the Company’s shareholders for election. In identifying potential director nominees, the Governance Committee will search within the State of Hawaii and may search outside the State of Hawaii for any potential director candidates, and in this regard, may utilize the services of a professional search firm. While the same general criteria set forth above shall be applied in evaluating a candidate’s qualifications, it is difficult to enumerate all of the attributes, skills and qualities that the Governance Committee and/or Board may, at any given point in time, determine, consider and value in evaluating, selecting and recommending director nominees. Accordingly, the Governance Committee and the Board exercise their discretion and consider any circumstances, experiences, attributes, skills, qualities, and factors applicable to any director nominee with the intent and purpose of having the best qualified and suited directors serving on the Board at all times, as well as ensuring that the Board as a whole is diverse and well rounded. The Board may enlist the services of a third-party to conduct a background check or other investigation in order to determine whether a candidate meets any criteria.
The Governance Committee tracks the average director tenure and maintains a record of current director background, skills, experience to identify any gaps on the Board (including diversity gaps), and maintains a list of potential future independent director candidates to maintain a balance of director skills, diversity and tenure on the Board.
Shareholder Nominees. In accordance with the policies set forth in the Company’s Corporate Governance Guidelines and the Company’s Bylaws (as amended), the Governance Committee will consider properly submitted director nominees for election at the 2026 Annual Meeting of Shareholders recommended by shareholders if such recommendations are received in writing not less than 90 calendar days nor more than 120 calendar days prior to the first anniversary date of the annual meeting for the preceding year (such anniversary date, April 24, 2026), and comply with all other applicable requirements set forth in said Corporate Governance Guidelines and Bylaws (as amended). Shareholder recommendations should be addressed to the Company’s Corporate Secretary, P.O. Box 3590, Honolulu, Hawaii 96811. In addition, shareholders may bring nominations directly before an annual meeting by giving timely notice in writing to the Company’s Corporate Secretary within the same 90 to 120 calendar day period prior to the first anniversary date of the annual meeting for the preceding year (such anniversary date, April 24, 2026) and complying with all other applicable requirements set forth in the Company’s Bylaws. In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 23, 2026.
EVALUATIONS OF BOARD PERFORMANCE
The Governance Committee leads annual evaluations of Board, Committee and individual director performance. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s and Committee’s effectiveness and accountability, and to identify opportunities for improving operations and procedures. The process includes a third-party-platform which supports anonymized responses from directors, to ensure honest responses.

28	2025 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES OF OUR BOARD OF DIRECTORS
The Board has four standing committees: Audit Committee, Compensation Committee, Governance Committee, and Risk Committee. All chairs of our four standing committees are independent and appointed annually by the Board upon the recommendation of the Governance Committee. Each chair presides over committee meetings, oversees meeting agendas, serves as a liaison between the committee members and the Board, as well as between committee members and senior management, and works actively and closely with senior management on all committee matters, as appropriate.
Each of the four standing committees meets regularly. The committees, typically through their committee chairs, routinely report their actions to, and discuss their recommendations with, the full Board. In addition, certain committees periodically hold extended meetings dedicated to discussing key strategic matters or other business items that are relevant or subject to the committee’s oversight responsibilities on a more in-depth basis.
The Board has adopted a written charter for each of these committees, which are available, together with other corporate governance documents at: ir.cpb.bank/corporate-overview/corporate-governance. The Audit Committee, Compensation Committee, and Governance Committee of the Board are comprised solely of independent directors. The names of the current members (chairs specifically noted) and highlights of some of the key oversight responsibilities of each Board committee are set forth below.

29

CORPORATE GOVERNANCE AND BOARD MATTERS
Audit Committee

MEMBERS
• Jonathan B. Kindred (Chair)
• Earl E. Fry
• Jason R. Fujimoto
✔ All members of the Audit Committee are “independent” within the meaning of the listing standards of the NYSE and the rules of the SEC

The Board has also determined that (i) each member of the Audit Committee is financially literate; (ii) each member of the Audit Committee has accounting or related financial management expertise, as such qualification is defined under the rules of the NYSE; and (iii) Earl E. Fry, Jason R. Fujimoto, and Jonathan B. Kindred are each an “audit committee financial expert” within the meaning of the rules of the SEC.
CHARTER
The Audit Committee operates under a written charter adopted by the Board that sets out its duties and responsibilities. The charter is available on the Company’s website (www.cpb.bank).
Audit Committee
Meetings in 2024: 6
Includes 6 private sessions with independent auditors,
5 private sessions with internal audit and credit review,
4 private sessions with executive management, and
2 executive sessions

OVERVIEW The Audit Committee’s purpose is to assist the Board in overseeing various accounting, auditing, internal control, compliance with laws, legal and regulatory matters of the Company.

RESPONSIBILITIES
The Audit Committee is responsible to:
• assist the Board in its oversight of:
  ○ the integrity of the Company’s financial statements
  ○ the Company’s compliance with legal and regulatory requirements
  ○ the Company’s independent auditors’ qualifications and independence
  ○ the performance of the Company’s internal audit function and independent auditors
•
decide whether to appoint, retain or terminate the Company’s independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors
•
review and evaluate all related party transactions that are material to the financial statements pursuant to the Company’s Policy Regarding Transactions with Related Persons
•
determine conflicts of interest pursuant to the Company’s Code of Conduct & Ethics and pursuant to its Code of Conduct & Ethics for Senior Financial Officers.

QUALIFICATION Pursuant to the Audit Committee Charter, the Audit Committee will have at least three members, who are independent and meet all other requirements of the Audit Committee Charter.
AUDIT COMMITTEE REPORT The Audit Committee Report is on page 40 of this Proxy Statement under the subheading “REPORT OF THE AUDIT COMMITTEE.”

OTHER COMPANY AUDIT COMMITTEES
Neither Mr. Fujimoto nor Mr. Kindred serves on the audit committee of any other publicly registered company. Mr. Fry serves on the audit committee of one other publicly registered company: Backblaze Inc.

30	2025 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
Compensation Committee

MEMBERS
• Saedene K. Ota (Chair)
• Jason R. Fujimoto
• Robert K.W.H. Nobriga
• Crystal K. Rose
✔All members of the Compensation Committee are “independent” within the meaning of the listing standards of the NYSE, and each member is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act.
CHARTER
The Compensation Committee operates under a written charter adopted by the Board that sets out its duties and responsibilities. The charter is available on the Company’s website (www.cpb.bank).
Compensation Committee	Meetings in 2024: 6
OVERVIEW The Compensation Committee’s primary purpose is to assist the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executive officers.

RESPONSIBILITIES
The Compensation Committee is responsible to:
•
assist the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executive officers by evaluating and recommending to the Board the approval of executive officers’ benefits, bonuses, incentive compensation, severance, equity-based or other compensation plans, policies and programs of the Company;
•
provide all required disclosures on executive compensation for inclusion in the Company’s Proxy Statement
•
provide risk management of the Company’s compliance with any laws, rules and regulations applicable to compensation practices, plans and programs, and ensure that compensation is not structured in a way which will encourage unnecessary or excessive risk taking
The functions of the Compensation Committee are further described in “COMPENSATION DISCUSSION AND ANALYSIS” below.

QUALIFICATION Pursuant to the Compensation Committee Charter, all members of the Compensation Committee must be independent and meet all other requirements of the Compensation Committee Charter.
COMPENSATION COMMITTEE REPORT The Compensation Committee Report is on page 45 of this Proxy Statement under the subheading “COMPENSATION COMMITTEE REPORT.”

Interaction with Consultants
From time-to-time, the Compensation Committee seeks advice from outside experts in the compensation field. The Compensation Committee has historically engaged a compensation consultant to provide input on both Board and executive compensation issues. In 2024 the Committee retained Pay Governance LLC (“Pay Governance”). Pay Governance is an independent firm that serves as a trusted advisor on executive compensation matters to boards and compensation committees.
In 2024, Pay Governance was engaged directly by the Compensation Committee and reported directly to the Compensation Committee for its services in this capacity. The Compensation Committee discusses, reviews, and approves all consulting projects performed by Pay Governance and periodically reviews the relationship with Pay Governance, and considers competitive proposals from other firms.
The Compensation Committee considered the independence of Pay Governance in light of SEC rules and NYSE listing standards. The Compensation Committee requested and received reports from Pay Governance addressing its independence and the independence of its consultants, including the following factors: (1) other services provided to the Company by Pay Governance (none); (2) fees paid by the Company as a percentage of Pay Governance’s total revenue; (3) policies or procedures maintained by Pay Governance that are designed to prevent a conflict of interest; (4) any business or personal relationships between Pay Governance and a member of the Compensation Committee (none); (5) any Company Common Stock owned by Pay Governance (none); and (6) any business or personal relationships between our executive officers and Pay Governance (none). The Compensation Committee discussed these considerations as well as other considerations and concluded that the work performed by Pay Governance and its consultants, involved in the engagement did not raise any conflict of interest.

31

CORPORATE GOVERNANCE AND BOARD MATTERS
Governance Committee

MEMBERS
• Paul J. Kosasa (Chair)
• Christopher T. Lutes
• Crystal K. Rose
✔All members of the Governance Committee are “independent” within the meaning of the listing standards of the NYSE.
CHARTER
The Governance Committee operates under a written charter adopted by the Board that sets out its duties and responsibilities. The charter and the Company’s Corporate Governance Guidelines are available on the Company’s website (www.cpb.bank).
Governance Committee	Meetings in 2024: 7

OVERVIEW
The Governance Committee’s purpose is to assist the Board in promoting the best interests of the Company and its shareholders through the implementation of sound corporate governance principles and practices.

RESPONSIBILITIES
The Governance Committee is responsible for promoting the best interests of the Company and its shareholders through the implementation of sound corporate governance principles and practices, including:
•
identifying individuals qualified to become Board members, and recommending nominees for directors of the Company
•
reviewing the qualifications and independence of the members of the Board and its committees
•
reviewing and monitoring the Company’s Corporate Governance Guidelines
•
monitoring the Board’s and the Company’s compliance regarding changes in corporate governance practices and laws
•
leading the Board in its annual review of the performance of the Board

QUALIFICATION Pursuant to the Governance Committee Charter, all members of the Governance Committee must be independent and meet all other requirements of the Governance Committee Charter.

32	2025 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
Board Risk Committee

MEMBERS
• Earl E. Fry (Chair)
• Christopher T. Lutes
• Arnold D. Martines
• Robert K.W.H. Nobriga

CHARTER

The Board Risk Committee operates under a written charter adopted by the Board that sets out its duties and responsibilities. The charter is available on the Company’s website (www.cpb.bank).
Board Risk Committee	Meetings in 2024: 4
OVERVIEW The Board Risk Committee’s purpose is to assist the Board in overseeing the Company’s management of material risks relating to the Company’s business and operations, and capital planning.

RESPONSIBILITIES
The Board Risk Committee assists the Board in overseeing the Company’s identification, assessment, measurement, monitoring, and controlling of material risks relating to the Company’s business and operations, and capital planning.
Risk areas include (i) Business Risks (e.g., Strategic, Reputational, Environmental, Social, Governance (“ESG”)); (ii) Financial Risks (e.g., Capital Adequacy, Interest Rate, Liquidity, Market, Credit); (iii) Regulatory Compliance Risks (e.g., Consumer Protection, Bank Secrecy Act, Office of Foreign Assets Control); and (iv) Operational Risks (e.g., Information Technology, Information/Cyber Security, Fraud, Business Continuity, Third-Party Management, Model Governance, Data Governance, Artificial Intelligence).

QUALIFICATION Pursuant to the Board Risk Committee Charter, the Board Risk Committee must have at least three members.

33

CORPORATE GOVERNANCE AND BOARD MATTERS
Board Oversight of Risk Management
The Board oversees various risks of the Company and the Bank at both the Board level and through Board Committees where risk pertains to a particular committee responsibility. The Board oversees the Company’s and the Bank’s risk management as applied to major new initiatives and with respect to ongoing business operations and activities. The Chief Executive Officer, Chief Risk Officer and other executive officers, with the Board’s approval, sets the Company’s and the Bank’s overall risk appetite, which is incorporated within the Company’s and the Bank’s Strategic Plan and guides decision-making. The Board and Board Committees are kept informed of the Company’s and the Bank’s business and risk profile through various reports provided to them on a regular basis at Board and Committee meetings by the Company’s and the Bank’s executive officers and other leadership.

Board of Directors

The Board is ultimately responsible for overseeing the Company’s risk management processes.
The Board reviews and approves the Company’s and Bank’s strategic plan, business plan, capital plan, and annual budget and reviews and/or approves all major initiatives and undertakings to ensure they are strategically supportable and offer a sufficient return without an unacceptable level of risk.

Committees
Audit Committee	Compensation Committee

The Company’s and the Bank’s Audit Committee performs the customary risk oversight functions of an audit committee, which includes overseeing:
  •  accounting
  •  internal and external audits
  •  internal controls
  •  legal and regulatory matters
  •  financial reporting

The Company’s and the Bank’s Compensation Committee performs the customary risk oversight functions of a compensation committee, which includes:
  •  overseeing compliance with any laws, rules and regulations applicable to the Company’s and Bank’s compensation practices, plans and programs
  •  ensuring that executive compensation is not structured in a way which will encourage unnecessary or excessive risk taking

Governance Committee	Board Risk Committee

The Company’s and the Bank’s Governance Committee performs the required and customary risk oversight functions of a governance committee, including overseeing risks associated with:
  •  the Company’s and Bank’s governance practices
  •  the independence of the Board
  •  the leadership structure of the Board and Board Committees
  •  the leadership structure of the Company and the Bank

The Company’s and the Bank’s Board Risk Committee oversees the Company’s management of material risks relating to the Company’s business and operations, and capital planning, including but not limited to risks associated with:
  •  Business Risks (e.g., Strategic, Reputational, Environmental, Social, Governance (“ESG”))
  •  Financial Risks (e.g., Capital Adequacy, Interest Rate, Liquidity, Market, Credit)
  •  Regulatory Compliance Risks (e.g., Consumer Protection, Bank Secrecy Act, Office of Foreign Assets Control)
  •  Operational Risks (e.g., Information Technology, Information/Cyber Security, Fraud, Business Continuity, Third-Party Management, Model Governance, Data Governance, Artificial Intelligence).

Bank’s Board Trust Committee
The Bank’s Board Trust Committee oversees the Bank’s trust business/activities and fiduciary risk

Management Accountability for Risk Management

The Company’s and the Bank’s Chief Executive Officer is ultimately responsible to the Board for managing business risks, including implementing the Company’s and Bank’s strategic plan, business plan, capital plan, and budget, as approved by the Board.
The Company’s and the Bank’s senior management are responsible for day-to-day risk management. This includes:
  •  A Chief Risk Officer, newly appointed in 2024, who reports to the Company’s and the Bank’s Chief Executive Officer;
  •  A Management Risk Committee reporting to the Board Risk Committee chaired by the Bank’s Chief Risk Officer, the purpose of which is to provide oversight of risk management activities associated with the Company’s business and operations; this includes ensuring alignment of the Company’s strategic and business objectives with the Company’s risk appetite, ensuring visibility and transparency into risks (current and emerging) affecting or possibly affecting the Company, and having open dialogue between all functions of the Company;
  •  Company and Bank leadership giving regular reports to the Board and the Board Risk Committee on the operation and effectiveness of the enterprise risk management program, the top and emerging risks to the Company’s and the Bank’s business, and the controls and other mitigating factors utilized to manage those risks;
  •  Giving regular reports to the Board and its committees on the issues and risks overseen by each committee;
  •  The departments of the Company and the Bank (including but not limited to enterprise risk management, information technology, information security, human resources, legal, compliance, credit administration, finance, and fraud) monitoring compliance with Company and Bank-wide policies and procedures and day-to-day risk management; and
  •  The Company’s and the Bank’s internal audit function performing independent testing of the effectiveness of the Company’s and the Bank’s internal controls.

34	2025 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
Cyber Risk
Cyber security is an important component of the Company’s risk management strategy. As a bank holding company, the Company is committed to safeguarding the confidentiality and integrity of the sensitive data we handle. The Company maintains a formal and comprehensive information security program that protects the confidentiality, integrity, and availability of the Company’s information assets including information technology systems, and confidential and customer information. The information security program, which is in compliance with banking regulations, includes a threat intelligence program, policies and procedures, multi-layered cybersecurity technical safeguards, third-party security risk assessments, a formal incident response program, mandatory trainings for employees and independent contractors upon hire and regularly thereafter, annual audits, and reviews of vendors who handle sensitive information. The Board of Directors overall, including the Board Risk Committee more specifically, oversees cyber security risk. The Executive Committee overall, and the Chief Risk Officer, Chief Legal Officer, Chief Technology Officer, and Director of Information Security more specifically, manages cyber security risk and the associated programs at the operational level. The Board reviews and approves the Company’s information security program at least annually, and the Board Risk Committee receives regular updates from the Company’s Director of Information Security and Chief Technology Officer regarding cyber/information security matters, including the Company’s cyber security posture, program efficacy, program efforts, key trends affecting cyber/information security matters, and the relevant risks posed to the Company. Three directors, two of whom are on the Board Risk Committee, have technology expertise and experience. At the management level, the Company’s Director of Information Security and Chief Technology Officer each report regularly to the Management Risk Committee. The Management Risk Committee oversees information/cyber security risks at the Bank level to ensure that these risks are identified, measured, managed, monitored, and reported in alignment with the Bank’s risk appetite. The Company has incident response plans to enable immediate, efficient and effective response to cyber incidents. For more information, please see Item 1C of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2024.

35

CORPORATE GOVERNANCE AND BOARD MATTERS
ADDITIONAL CORPORATE GOVERNANCE MATTERS
Director Independence and Relationships
The Board has determined, in accordance with our Standards Regarding Director Independence, that all directors and nominees are “independent” within the meaning of the rules of the NYSE, except for Directors Arnold D. Martines, Paul K. Yonamine, and A. Catherine Ngo. Director Arnold D. Martines is currently serving as the Chairman, President and Chief Executive Officer of the Company and the Bank and is thus non-independent. Directors Paul K. Yonamine and A. Catherine Ngo both ceased serving as executive officers of the Company and the Bank effective January 1, 2023 and ceased being employed by the Bank effective January 31, 2025 and December 31, 2024, respectively; however they remain classified as non-independent under NYSE rules because three years have not yet elapsed from their having been employed by the Bank. Director Paul K. Yonamine previously served as Chairman and Chief Executive Officer of the Company and Executive Chairman of the Bank. Director A. Catherine Ngo previously served as President and Chief Executive Officer of the Company and the Bank. All of the directors and nominees (other than Mr. Martines) are non-employees. The Audit Committee, Compensation Committee, and Governance Committee of the Board are comprised solely of independent directors.
With respect to those directors who were determined independent by the Board, the following transactions, relationships and arrangements were considered by the Board in its determination of a director’s independence, including with respect to service on the Board’s committees, and none were found to adversely impact an independence determination.
Independent directors either directly and/or indirectly through companies in which they have a business interest or affiliation, or through members of their immediate families, maintain banking relationships (including deposits and/or loans) with the Bank in the ordinary course of business.
The Bank and Central Pacific Bank Foundation made charitable contributions to entities affiliated with our independent directors. The indirect interest of the independent director in the charitable contribution was found to be immaterial and in amounts that do not impair the independence of the relevant director under our Standards Regarding Director Independence and the NYSE’s corporate governance listing standards. In 2024, the Company did not pay to any charitable or non-profit organization in which one of our independent directors serves on that organization’s board, any amount in excess of the greater of $1,000,000 or 2% of the recipient’s gross revenues. The aggregate amount of these charitable donations in 2024 was approximately $50,000.
During 2024, the following independent directors and nominees served on boards and as officers of companies that either directly or indirectly had business relationships with the Bank in the ordinary course of the Bank’s business, in which the directors had no involvement and which were on no more favorable terms than for other similarly situated matters: Paul J. Kosasa, Robert K.W.H. Nobriga, and Diane S.L. Paloma. All amounts involved were less than 1% of the annual gross revenue of each of the Company and the other entity involved, and none of the services involved were professional, consulting or advisory services. Each director had no involvement with the business relationship with the Bank, and all related contracts are based on market terms and not made on favorable or preferential terms.
Company director Paul J. Kosasa is President and Chief Executive Officer of ABC Stores. ABC Stores has over 70 retail convenience stores in Waikiki and other tourist locations in Hawaii, Guam, Saipan and Las Vegas, Nevada. In 2024, the Bank paid a total of $22,172 to place eight ATMs in eight ABC Stores in Hawaii. While this business arrangement is beneficial to both the Bank and ABC Stores, it is not financially significant or material to either ABC Stores’ or CPB’s business, and such arrangement is historical and the parties are not intending to expand such ATM arrangement. ABC Stores has 75 stores and CPB has 55 ATMs. Mr. Kosasa had no involvement with the Bank’s ATM contracts with ABC Stores, such contracts do not have any material financial impact on either ABC Stores or the Company, such contracts are not for professional, consulting or advisory services, and such contracts are based on market terms and not made on favorable or preferential terms to ABC Stores.
Company Director Robert K.W.H. Nobriga is President and Chief Executive Officer of Tradewind Group, Inc. (“Tradewind”). Atlas Insurance Agency, Inc. (“Atlas”), Island Insurance Company, Limited (“Island Insurance”), Tradewind Insurance Company, Limited (“Tradewind Insurance”), and Hoike Networks, Inc. (“Hoike”) are all subsidiaries of Tradewind. Mr. Nobriga is Chairman of the Board of Directors of Atlas and Hoike, Vice Chairman of the Board of Directors of Island Insurance, and a director on the Board of Directors of Tradewind Insurance. In 2024, Atlas provided insurance agency services to the Company and received $232,400 in commissions. In 2024, the Company paid $2,950 and $14,846 to Island Insurance and Tradewind Insurance, respectively for corporate insurance policies. Hoike provided certain information technology technical support services, and third-party software, services and equipment, to the Company and received $195,372. Mr. Nobriga is an employee of Tradewind and does not have any ownership in any of the aforementioned companies. The Company has been a customer of Atlas since 2000 (decades before Mr. Nobriga became a Board member of the Company and before Mr. Nobriga became an executive at Tradewind) and Atlas which was founded in 1929 is the largest insurance agency in Hawaii. The Company has engaged the aforementioned companies for many years due to their superior quality and value and given limited insurance agency alternatives in Hawaii’s very small and geographically isolated island market. Mr. Nobriga had no involvement respecting the Company’s procurement of any of the aforementioned products and services, the cost of such products and services does not have any material financial impact on the Company or the other aforementioned companies, such

36	2025 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
products and services are not for professional, consulting or advisory services, such products and services were contracted for on market terms and not made on favorable or preferential terms, and the amounts do not exceed $1,000,000 and do not exceed 1% of the consolidated gross revenues of Tradewind. Lastly, Mr. Nobriga’s wife, Joyce Nobriga, is the Chief Financial Officer and Controller of Waialae Country Club, a non-profit private membership club in Honolulu which hosts the Sony Open in Hawaii golf tournament. In 2024, the Bank paid Waialae Country Club $26,908 for food, beverage and catering services related to a dinner hosted at the club and food and beverage for a marketing tent at the Sony Open in Hawaii golf tournament. Mr. Nobriga had no involvement with the Bank’s decision to host events at Waialae Country Club, the amount of money involved does not have any material financial impact on either Waialae Country Club or the Company, and such purchases were based on market terms and not made on favorable or preferential terms.
Company Director Dr. Diane S.L. Paloma is President and Chief Executive Officer of Hawaii Dental Service (“HDS”). HDS was founded in 1962 and is a Hawaii nonprofit dental service corporation which is the leader in the State of Hawaii in providing dental plans. HDS serves nearly 70% of all Hawaii residents and nearly 95% of all licensed practicing dentists in Hawaii participate with HDS. HDS has been the Bank’s dental plan provider to the Bank’s employees for more than 25 years. Hawaii companies and employers have limited and few choices and alternatives insofar as dental plan providers and HDS is superior in quality and value to all other dental plan providers. HDS has consistently been the best option for dental benefits for the Bank’s employees, to include respecting cost, benefits, and a very large participating network of dentists. In 2024, the Bank and its participating employees paid a total of $390,000 to HDS for the Bank’s employee dental plan. Dr. Paloma has no involvement respecting the Bank’s negotiation of the Bank’s dental plan with HDS. With the assistance of the Bank’s external benefits consultant, the Bank reviews its dental plan annually, including considering other dental providers, to ensure such plan is at market rates and terms. The Company and Bank do not give any preferential treatment or terms to HDS. HDS does not provide the Company or the Bank with any professional, consulting, advisory or other services. The cost of the Bank’s dental plan with HDS is well under $1,000,000 and well under 1% of the consolidated gross revenues of HDS and the Company.
Certain Relationships and Related Transactions
Mr. Patrick Matsumoto, the husband of Company Executive Vice President and Chief Financial Officer Ms. Dayna Matsumoto, has been employed by the Bank since 2012 and currently holds the position of Vice President, Commercial Real Estate Manager, a non-executive officer position. In 2024, Mr. Matsumoto’s total compensation, including salary, bonus, equity awards, and other benefits, totaled approximately $177,000. Mr. Matsumoto participates in the Company’s general benefit plans available to all similarly situated employees. His compensation is commensurate with that of his peers and Ms. Matsumoto does not have input into Mr. Matsumoto’s compensation. Mr. Matsumoto does not report directly or indirectly to Ms. Matsumoto.
See “Director Independence and Relationships” for additional information regarding certain relationships and related transactions.
Loans to Related Persons
The Bank, which is a wholly owned subsidiary of the Company, has made loans to directors and executive officers, their immediate family members, and companies in which they or their immediate family members have an interest, in the ordinary course of its business as a bank. These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank and do not involve more than the normal risk of collectability or present other unfavorable features. As of the date of this Proxy Statement, all of these loans are pass-rated loans.
Policy Regarding Transactions with Related Persons
The Company has a Board approved written policy (“Policy Regarding Transactions with Related Persons”) which sets forth the process and procedures for the review, approval, ratification and disclosure of any transactions with a related person (“transaction” and “related person” being as defined by Item 404 of SEC Regulation S-K). Loans subject to the lending restrictions set forth in Federal Reserve Board Regulation O are reviewed and approved by the Bank’s Board. All other loans to related persons are reviewed by the Bank’s Management Loan Committee and reported to the Audit Committee when up for credit approval or renewal. All other transactions with related persons are reviewed by the Company’s Audit Committee. Each director and executive officer is required to report to the Company transactions with the Company in which they have an interest.
Code of Conduct & Ethics and Complaint Policy
The Company is committed to promoting and fostering ethical conduct and sound corporate governance principles. The Company has a Code of Conduct & Ethics (the “Code”) applicable to all employees, officers and directors of the Company. In addition, the Company also has a supplemental Code of Conduct & Ethics for Senior Financial Officers, which is applicable to the Chief Executive Officer, President, Chief Financial Officer, Controller, any other principal financial officer or principal accounting officer and any other person fulfilling and/or performing any similar role, function or capacity. Both of the aforementioned Codes of Conduct & Ethics are available on the Company’s website (www.cpb.bank) and Company employees annually certify that they have read and understand the Code or

37

CORPORATE GOVERNANCE AND BOARD MATTERS
codes applicable to them. The Code provides standards of conduct and ethics in order to preserve, promote and foster the highest ethical conduct among all employees, officers and directors of the Company, and addresses conflicts of interest, corporate opportunities, honesty and integrity, securities trading, fair dealing, confidentiality, protection and proper use of Company assets, and encourages the reporting of any suspected violation of the Code through robust reporting protocols and whistleblower protections. The Company also maintains a strong whistleblower and anti-retaliation policy and encourages reporting in accordance with the Company’s Complaint Policy available on the Company’s website (www.cpb.bank), which provides several designated channels, including to the Company’s Chief People Officer, Director of Internal Audit and Credit Review, Chief Legal Officer, Chief Executive Officer, President or Board of Directors, or through a third-party hosted anonymous alert line. A waiver or amendment of any provision of the Code or supplemental Code of Conduct & Ethics for Senior Financial Officers may be made only by the Board. Any amendment or waiver of the supplemental Code of Conduct & Ethics for Senior Financial Officers will be posted on the Company’s website (www.cpb.bank) within four business days of such amendment or waiver, as the case may be. In addition, the Bank has a Sexual Harassment & Other Forms of Harassment Policy which specifically addresses sexual harassment, other forms of harassment, investigation procedures, discipline, confidentiality, and prohibition of retaliation.
Insider Trading Policy; Policy Prohibiting Hedging and Limiting Pledging of Company Stock
Pursuant to the Company’s Stock Trading Policy, directors and employees (including executive officers) are prohibited from trading in the Company’s stock (including buying, selling, gifts or other dispositions) while in possession of material non-public information about the Company or otherwise during customary (or specially imposed) stock blackout periods corresponding to the Company’s disclosure of information relating to the Company’s periodic financial results. The Company similarly adheres to the same insider trading restrictions when purchasing its own stock pursuant to its publicly announced stock repurchase plans.
The Company Stock Trading Policy further prohibits directors and employees (including executive officers) from hedging the risk associated with the ownership of the Company’s stock. This prohibition would include any purchase of financial instruments (including put or call options or any other derivative instruments) which function as a hedge on the Company’s stock. The Company Stock Trading Policy also prohibits directors and employees (including executive officers) from pledging transactions involving the Company’s stock as collateral, including the use of a traditional margin account with a broker-dealer, without the prior consent of the Company’s Legal Department.
Shareholder Engagement
Our management team regularly attends investor conferences and meets with our investors and investor prospects throughout the year. In 2024, our management team attended the Piper Sandler bank conference in Las Vegas in February 2024 and Raymond James bank conference in Chicago in September 2024, and also met with investors and prospective investors in Saint Louis and Los Angeles in September 2024. In November 2024, our management team met with investors and investor prospects virtually. Meetings with investors and investor prospects totaled 25 and 21, respectively. Topics discussed focused on the Company’s business and management, and the Hawaii economy.
Shareholders and other interested parties who wish to communicate with us on these or other matters may contact us electronically at investor@cpb.bank or by mail at Investor Relations, Central Pacific Financial Corp., P.O. Box 3590, Honolulu, Hawaii 96811.
Communications with the Board and its Committees
Shareholders of the Company and others may send written communications directly to the Board, addressed to: Board of Directors of Central Pacific Financial Corp., 220 South King Street, 22nd Floor, Honolulu, Hawaii 96813. Any such communication may be directed to the attention of the Chair of the Board or the Chair of any Board Committee (such as, for example, the Chair of the Audit Committee or the Chair of the Governance Committee) or to the Lead Independent Director or to the non-management or independent directors. Shareholders and others sending such communications should include the following in their written communication: (a) such shareholder(s) and others should identify himself/herself/itself/themselves, and if a shareholder, provide reasonably satisfactory proof of their ownership of the Company’s Common Stock; (b) such shareholder(s) and others should state in reasonable detail and communicate with reasonable clarity and specificity their issue or concern; and (c) such shareholder(s) and others should include their contact information (at a minimum, phone number and address). Shareholders and others who wish to communicate anonymously with the Board or any group of the Board should refer to the Company’s Complaint Policy available on the Company’s website (https://ir.cpb.bank/corporate-overview/corporate-governance/default.aspx). However, nothing that is stated in this paragraph shall override any requirements imposed on any shareholder communications under the Company’s Articles of Incorporation (as amended) or Bylaws (as amended) or other governing documents or by any law, rule or regulation.

38	2025 Proxy Statement

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG)
We believe that a commitment to sound corporate governance practices, including social, environmental, and economic responsibility, is important to the Bank’s success. As such, we are committed to integrating ESG considerations into our business practices and operations. Our priority is to mitigate risk and improve performance, while optimizing the positive impact on our business, society and the environment.
For more details regarding our commitment to ESG, you may visit the “CPB x ESG: Caring for our Aina and People” tab of our “Investor Relations” page at www.cpb.bank and our forthcoming 2024 Caring for our ‘Aina and People Report, which you will find on that page upon its publication.
Environmental: Our Board and management are focused on environmental issues, including the impacts of natural events (such as sea-level rise, major storms, flooding, wildfires, and increasing temperatures) on our business, customers and communities. We are working with other business leaders in Hawaii to address natural events collectively, as Hawaii is at significant environmental risk from oceanic and atmospheric conditions. We are also working to assess the risks of natural events and sea-level rise to our business, including with respect to operations, customers, investments and loan portfolios, and taking sustainability into account in future business plans.
Social: Since the Company’s and the Bank’s founding, we have been committed to serving the communities in which we operate. This support includes a focus on supporting small businesses, providing digital banking alternatives for customers, support of home ownership including investments in affordable housing projects, charitable contributions, employee volunteerism, and the activities of the Central Pacific Bank Foundation.
Governance: We believe that strong corporate governance shepherded by our Board drives trusted and transparent business practices, intelligent risk management, and long-term sustainability for the Company and Bank. This leadership, combined with effective strategies and policies, contributes to our culture of high ethics, integrity, and compliance. For more information regarding our governance practices, see the “Election of Directors” and “Corporate Governance and Board Matters” sections of this Proxy Statement.
Talent Management: We strive to be a caring employer of choice, supporting our employees’ success and well-being with programs that focus on professional development and overall well-being. We are committed to providing a safe and positive work environment where employees are engaged and work together toward shared organizational goals. We support flexible working arrangements with our employees, subject to certain standards and criteria which we may impose.
ESG Oversight
Board: The Board has the ultimate responsibility for oversight of the Company’s and the Bank’s ESG program. The Board regularly receives reports on ESG, considers environmental, health and safety, and social matters as part of its oversight functions, and has incorporated ESG related initiatives into the Company’s 2025 Strategic Plan and Business Plan.
Board Risk Committee: Our Board Risk Committee has formal oversight of our ESG program, initiatives, and reporting. The Board Risk Committee receives regular updates from management on the status and activities of the Company’s and the Bank’s ESG initiatives.
Management Risk Committee: The Management Risk Committee oversees ESG risks at the Bank level to ensure that these risks are identified, measured, managed, monitored, and reported in alignment with the Bank’s risk appetite, consistent with appropriate risk/reward returns, and in support of the Bank’s strategic and business objectives. The Company’s and the Bank’s Chief Risk Officer was hired in 2024 to oversee, among other matters, Company’s and Bank’s enterprise risk, and chairs the Management Risk Committee.
ESG Disclosures
Since 2021 the Company and the Bank has released an annual Environmental, Social and Governance Report (“ESG Report”) and disclosures in accordance with the Sustainability Accounting Standards Board (“SASB”) Commercial Banks, Mortgage Finance, and Consumer Finance Sustainability Accounting Standards. These reports, as well as other ESG related disclosures are available on our “Investor Relations” page at www.cpb.bank.
Our ESG Reports and other ESG related disclosures highlight our commitment to strong corporate governance, transparent business practices, intelligent risk management, being a leader in supporting our community, recruiting and retaining a diverse workforce with an ongoing commitment to the health, well-being and success of those employees, and attention to environmental stewardship and sustainability.
Information on our website and in our ESG Report and ESG related disclosures are not part of or incorporated into this proxy statement.

39

REPORT OF THE AUDIT COMMITTEE
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the United States Securities Act of 1933, as amended, or under the United States Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference.
The Audit Committee’s primary purposes are to: (a) assist the Board in its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s independent auditors’ qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditors; (b) decide whether to appoint, retain or terminate the Company’s independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; (c) review certain related party transactions; and (d) prepare this Report. The Board has determined, upon the recommendation of the Governance Committee, that each member of the Audit Committee is “independent” within the meaning of the rules of the NYSE and the SEC. The Board has also determined that each member is “financially literate” and has “accounting or related financial management expertise,” as such qualifications are defined under the rules of the NYSE, and that each member is an “audit committee financial expert” within the meaning of the rules of the SEC. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the United States Securities Exchange Act of 1934, as amended. All non-audit services performed by the independent auditor must be specifically pre-approved by the Audit Committee or a member thereof.
Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and auditing the effectiveness of internal control over financial reporting. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.
In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditors’ independence.
During 2024, the Audit Committee performed all its duties and responsibilities under the Audit Committee Charter. In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board that the audited financial statements of the Company for the fiscal year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for such fiscal year.
Respectfully submitted by the members of the Audit Committee of the Board as of February 25, 2025:
Jonathan B. Kindred, Chair
Earl E. Fry
Jason R. Fujimoto

40	2025 Proxy Statement

COMPENSATION OF DIRECTORS
DIRECTOR COMPENSATION
In October 2024, the Compensation Committee engaged Pay Governance to conduct an annual review of Board compensation. Our Board pay competitiveness was assessed relative to two peer groups. One peer group included peers used for executive compensation benchmarking and the other peer group reflected companies in the local Hawaii market. Based on the study results the Board’s compensation structure and Committee Chair retainers were determined to be aligned with peers and did not require adjustments. Details on what each Director received in fees for 2024 are outlined below in the “Annual Retainer” section.
Annual Retainer
All non-employee directors are paid an annual retainer in cash and/or Common Stock or credit for a hypothetical investment in shares of Common Stock under the Director Deferred Compensation Plan. Payments were made or credited in May 2024. Details on annual retainers paid to directors, as well as to Chairs of our committees, are as follows:

Board of Directors Position	Annual Retainer	Chair Retainer	Total Fees
Director & Lead Independent Director	$125,000	$30,000	$155,000
Director & Chair Audit Committee	$125,000	$25,000	$150,000
Director & Chair Compensation Committee	$125,000	$17,500	$142,500
Director & Chair Governance Committee	$125,000	$15,000	$140,000
Director & Chair Directors Loan Committee(1)	$125,000	$15,000	$140,000
Director & Chair Trust Committee(1)	$125,000	$15,000	$140,000
Director & Chair Risk Committee	$125,000	$17,500	$142,500
Director	$125,000		$125,000

(1)	The Directors Loan Committee and Trust Committee are Bank Committees only.
Director Compensation
The following table shows for the year ended December 31, 2024, compensation paid to our directors who served on the Board during 2024. Non-employee directors are typically paid in May of the year for their service on the Board through the next annual shareholders meeting.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)
Christine H.H. Camp(2)
Earl E. Fry	$71,255	$71,245		$142,500
Jason R. Fujimoto	$62,501	$62,499		$125,000
Jonathan B. Kindred	$75,009	$74,991	$600	$150,600
Paul J. Kosasa	$70,010	$69,990		$140,000
Duane K. Kurisu(2)
Christopher T. Lutes	$70,010	$69,990		$140,000
A. Catherine Ngo			$286,374	$286,374
Robert K.W.H. Nobriga(3)	$83,347	$83,320		$166,667
Saedene K. Ota	$71,250	$71,250		$142,500
Crystal K. Rose	$77,500	$77,500		$155,000
Paul K. Yonamine			$506,872	$506,872

(1)
Board Member Arnold D. Martines is omitted from this table because as an employee, Mr. Martines’ does not receive Annual Retainers or other compensation for his Board service. All compensation received by Mr. Martines is disclosed in the Summary Compensation Table.

(2)
Christine H. H. Camp resigned from the Company and Bank Board of Directors in March 2024, and Duane K. Kurisu retired from the Company and Bank Board of Directors in April 2024, so neither of them was paid fees for the May 2024 to April 2025 pay cycle.

41

COMPENSATION OF DIRECTORS
(3)
Robert K.W.H. Nobriga joined the Company and Bank Board of Directors on January 1, 2024. Mr. Nobriga received four months of prorated annual fees for January 2024 to April 2024 in the amount of $41,667, with 50% of the fees issued in CPF stock. The remaining fees of $125,000 represent Mr. Nobriga’s normal annual fees for the period May 2024 to April 2025, with 50% of the fees issued in CPF stock.

(b)
Included in this column are fees payable in cash, but which the directors were permitted to elect to receive in the form of equity. None of the directors elected to receive more than the required 50% of fees in equity.

(c)
The Board of Directors’ fee schedule, requires Directors to receive 50% of total fees in the form of equity. Included in this column are fees required to be received in the form of equity, which are paid in shares of Company Common Stock issued from the 2023 Stock Compensation Plan or fees invested in the Company through the Directors Deferred Compensation (DDC) Plan. For Directors who elected equity through the DDC Plan, the values reported in the table represent a hypothetical investment in shares of the Company’s Common Stock. The fees required to be received in equity and paid in equity or hypothetically invested in shares of the Company’s Common Stock were as follows:

•	Earl E. Fry received 3,348 shares having a fair market value of $21.28 per share for a total value of $71,245. Remaining fees of $71,255 were paid in cash.
•	Jason R. Fujimoto received 2,937 shares having a fair market value of $21.28 per share for a total value of $62,499. Remaining fees of $62,501 were paid in cash.
•	Jonathan B. Kindred received 3,524 shares having a fair market value of $21.28 per share for a total value of $74,991. Remaining fees of $75,009 were paid in cash.
•	Paul J. Kosasa received 3,289 shares having a fair market value of $21.28 per share, a total value of $69,990. Remaining fees of $70,010 were paid in cash.
•	Christopher T. Lutes received 3,289 shares having a fair market value of $21.28 per share, a total value of $69,990. Remaining fees of $70,010 were paid in cash.
•
Robert K.W.H. Nobriga received 1,076 shares having a fair market value of $19.35 per share for a total value of $20,821, and remaining fees of $20,846 paid in cash, for the period January 2024 to April 2024. In addition, Mr. Nobriga received 2,937 shares having a fair market value of $21.28 per share for a total value of $62,499 and remaining fees of $62,501 paid in cash, for the period May 2024 to April 2025.

•
Saedene K. Ota received credit to her Company share account under the DDC Plan with respect to 3,348.21 hypothetical shares having a fair market value of $21.28 per share for a total of $71,250. Remaining fees of $71,250 were paid in cash.

•
Crystal K. Rose received credit to her Company share account under the DDC Plan with respect 3,641.92 hypothetical shares having a fair market value of $21.28 per share for a total of $77,500. Remaining fees of $77,500 were paid in cash.

(d)
This column includes a monetary condolence gift of $600 to Jonathan B. Kindred. Such gift was paid pursuant to a Bank policy on condolence gifts to Bank employees, current and former directors, and under certain circumstances, former employees, retirees and families of active employees. In addition, this column represents compensation for A. Catherine Ngo and Paul K. Yonamine earned for services as employees of the Bank. Ms. Ngo earned a base salary of $250,000 and $36,374 in other compensation, including $900 in parking benefits, $6,036 in group life fringe benefits, $10,000 in 401(k) Company contributions, $17,873 in club dues, $1,319 in transportation services, $213 in spouse travel, and $32 in miscellaneous award. Mr. Yonamine earned a base salary of $450,000 and $56,872 in other compensation, including $900 in parking benefits, $15,132 in group life fringe benefits, $13,800 in 401(k) Company contributions, $20,301 in club dues, $6,706 in transportation services, and $33 in miscellaneous award. Ms. Ngo and Mr. Yonamine served as Director and Chairman Emeritus, respectively, but did not receive Annual Retainers or other compensation for Board service, and Mr. Yonamine received no additional compensation for serving as Chair of the Directors Loan Committee.

(e)
Included in total fees are fees paid to Directors who served as Chairs on Company and Bank committees as follows: Earl E. Fry received $17,500 in fees as Chair of the Risk Committee, Jonathan B. Kindred received $25,000 in fees as Chair of the Audit Committee, Paul J. Kosasa received $15,000 in fees as Chair of the Governance Committee, Christopher T. Lutes received $15,000 in fees as Chair of the Trust Committee, and Saedene K. Ota received $17,500 in fees as Chair of the Compensation Committee. Crystal K. Rose received $30,000 in fees for serving as Lead Independent Director.

42	2025 Proxy Statement

COMPENSATION OF DIRECTORS
CURRENT BOARD POSITIONS
The table below sets forth the Board positions held by Directors and the composition of the Audit, Compensation, Governance and Risk Committees of the Central Pacific Financial Corp. and Central Pacific Bank Boards as of December 31, 2024, as well as the Directors Loan and Trust Committees of the Central Pacific Bank Board as of December 31, 2024.

Board Member	Combined Company and Bank Board Position	Audit Committee	Compensation Committee	Governance Committee	Risk Committee	Directors Loan Committee[6]	Trust Committee
Earl E. Fry[1]	Member	👤			👤 C		
Jason R. Fujimoto	Member	👤	👤				
Jonathan B. Kindred[2]	Member	👤 C					
Paul J. Kosasa	Member			👤 C			👤
Christopher T. Lutes	Member			👤			👤 C
Arnold D. Martines[3]	Chairman				👤	👤	
A. CatherineNgo[4]	Member				👤		👤
Robert K.W.H. Nobriga[5]	Member				👤	👤	
Saedene K. Ota	Member		👤 C				
Crystal K. Rose	Lead Independent Director		👤	👤			
Paul K. Yonamine	Chairman Emeritus					👤 C

= Chair
= Member

1.	Earl E. Fry was appointed Chair of the Risk Committee in April 2024.
2.	Jonathan B. Kindred was appointed Chair of the Audit Committee in April 2024.
3.	Arnold D. Martines was appointed Chair of the Company and Bank Board of Directors in June 2024.
4.	A. Catherine Ngo stepped down as Chair of the Company and Board of Directors in June 2024.
5.	Robert K.W.H. Nobriga joined the Company and Bank Board in January 2024. Mr. Nobriga was appointed to the Compensation Committee effective January 28, 2025.
6.	The Directors Loan Committee was dissolved effective January 28, 2025.
Directors Stock Opportunity
Directors of the Company and the Bank are eligible to participate in the Company’s 2013 and 2023 Stock Compensation Plans. As noted above, portions of the non-employee directors’ compensation were paid in Common Stock under the 2023 Stock Compensation Plan. The 2013 Stock Compensation Plan remains active for the sole purpose of issuing stock pursuant to outstanding performance stock units and restricted stock units that have yet to vest. Ms. Ngo and Mr. Yonamine have outstanding performance stock units and restricted stock units under the 2013 Stock Compensation Plan vesting on February 15, 2025.

43

COMPENSATION OF DIRECTORS
Directors Deferred Compensation Plan
The Company maintains a Directors Deferred Compensation (DDC) Plan under which each non-employee director of the Company and the Bank may elect to defer all or a portion of his or her annual retainer. The DDC Plan is managed by a third-party administrator, The Pangburn Group, which was selected by the directors. Under the DDC Plan, a participating director may elect from various payment alternatives, but full payout must occur no later than the tenth anniversary of separation from service as a director. Under the DDC Plan, deferred amounts are valued based on the performance of certain investment funds offered by the DDC Plan administrator. No plan earnings are considered to be “above-market” or “preferential” and as a result no amounts are reported in the Director Compensation table. The DDC Plan is a nonqualified deferred compensation plan under which distributions are made from the general assets of the Company under the direction and oversight of the Compensation Committee.

44	2025 Proxy Statement

COMPENSATION COMMITTEE REPORT
The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the United States Securities Act of 1993, as amended, or under the United States Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference.
The Compensation Committee has reviewed and discussed with executive management the Compensation Discussion and Analysis that immediately follows this report as required by Item 402(b) of SEC Regulation S-K. Based on such review and discussion, the Compensation Committee recommended to the Board that such Compensation Discussion and Analysis be included in the Proxy Statement and incorporated as referenced in our Annual Report on Form 10-K for the year ended December 31, 2024. Respectfully submitted by the members of the Compensation Committee of the Board who participated in the review, discussion, and recommendation.
Saedene K. Ota, Chair
Jason R. Fujimoto
Crystal K. Rose

45

COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Committee of our Board of Directors (the “Committee”) intends this Compensation Discussion and Analysis (“CD&A”) to provide full, transparent disclosure of what we believe to be a thoughtfully designed compensation structure, which focuses on the achievement of short-term objectives and affirms the philosophy of rewarding for long-term shareholder value creation. This Compensation Discussion and Analysis discusses our 2024 executive compensation program, and more specifically as it relates to the following executive officers (below titles as of December 31. 2024):
•	Arnold D. Martines, Chairman, President and Chief Executive Officer (“CEO”)
•	David S. Morimoto, Senior Executive Vice President, Chief Financial Officer (“CFO”)
•	Anna M. Hu, Executive Vice President, Chief Credit Officer
•	Kisan Jo, Executive Vice President, Retail and Wealth Markets
•	Diane W. Murakami, Executive Vice President, Commercial Markets
We refer to these executives as our Named Executive Officers (“NEOs”).
Executive Summary
Central Pacific Financial Corp. (the “Company”) is a Hawaii-based bank holding company with approximately $7.47 billion in assets as of December 31, 2024. Central Pacific Bank (the “Bank”), our primary subsidiary, is a full-service commercial bank offering a broad range of banking products and services, including accepting demand, savings and time deposits, and originating loans through the operation of 27 branches in the State of Hawaii.
Under the oversight of the Committee, our executive compensation program is designed to align total compensation with financial and business performance over the short-term and long-term.
With more than 85% of our loan portfolio business based in Hawaii and 100% of our operations managed in Hawaii, our success is linked to the strength and prospects of the Hawaii economy, along with factors impacting the banking industry as a whole. Among such factors for 2024 was a significant shift in the interest rate environment affecting investment portfolio positioning for us and our competitors. As a result of this and other unusual, non-recurring circumstances, our net income and efficiency ratio were adjusted for incentive compensation measurement purposes. We did not consider these investment portfolio transactions to be representative of the Company’s core operating performance for 2024.The adjustments to incentive performance measurements are further explained in “AIP Payouts”.
In 2024, due in large part to diligent oversight, we achieved meaningful net interest margin expansion and core deposit growth, along with strong asset quality and a decline in criticized assets. In addition, the investment portfolio repositioning will improve projected net interest income in the coming years.
Our branches on the island of Maui continue to serve valued customers who are still healing and striving to recover from the wildfires in 2023. While Maui still has a long way to go following its firestorm, rebuilding on the island is in progress. Job growth, visitor numbers and housing challenges continue. The good news is that there is cooperation and collaboration between government and the private sector to continue to achieve progress on an island that has gone through extraordinary challenges.
2024 was another year of accomplishment for the Bank as we continued to serve the personal, business and community needs of Hawaii. Paying homage to our Nisei roots, in February 2024, we launched a year-long 70th Anniversary brand campaign highlighting our long history of service to the community as well as profiling some of our long-time small business customers.
Our small business dominance continued in 2024 as the Bank once again swept the SBA Hawaii District awards ceremony securing more awards and recognition than any other local bank. In fact, underscoring our commitment to this market the Bank received three prestigious SBA Lender of the Year awards.
The Bank’s commitment to providing the latest products and services and exceptional service to its customers was once again recognized by both Forbes and Newsweek who named the Bank one of the best banks in Hawaii based on independent research. The Bank was also named best bank in Hawaii in 2024 by readers of the Honolulu Star-Advertiser.
2024 Key Financial Highlights
The Company’s 2024 net income was $53.4 million, which declined by 9.0% compared to 2023. Additionally, ROA for 2024 was 0.72% as compared to 0.78% in 2023 and ROE for 2024 was 10.25% as compared to 12.38% in 2023.
Our earnings in 2024 were impacted by a pre-tax loss on sale of investment securities of $9.9 million related to investment portfolio repositioning, and $3.1 million in pre-tax expenses related to the Company’s evaluation and assessment of a strategic opportunity in 2024. Excluding these items, our adjusted net income (non-GAAP) was $63.4 million, our adjusted ROA (non-GAAP) was 0.86% and our adjusted ROE (non-GAAP) was 12.10% in 2024.

46	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
The Company ended the year with $7.47 billion in assets, compared to $7.64 billion a year ago. Total deposits declined by $203.6 million, or 3.0% from 2023, however, core deposits increased by $54.0 million, or 0.9% from the prior year. The year-over-year decrease in total loans of $106.1 million was led by a planned run-off of our consumer loan portfolio of $120.0 million.
Asset quality remained strong as nonperforming assets were 0.15% of total assets on December 31, 2024. Further, criticized assets declined to $32.8 million at the end of 2024, compared to $50.0 million as of the end of 2023. The 2024 provision for credit losses was $9.8 million, compared to a provision of $15.7 million in 2023.
Due to our strong capital position, we paid cash dividends in an annual amount of $1.04 per share in 2024, which remained unchanged from 2023. In 2024, we also repurchased 49,960 shares of Common Stock under our share repurchase program for $0.9 million compared to the repurchase of 130,010 shares of Common Stock for $2.6 million in 2023.
Significant highlights for the year ended December 31, 2024, were as follows:

Net Income and Adjusted Net Income (non-GAAP)	Efficiency Ratio and Adjusted Efficiency Ratio (non-GAAP)
$53.4 million, or $1.97 per diluted common share in 2024, compared to
$58.7 million, or $2.17 per diluted common share in 2023.
Adjusted net income (non-GAAP) of $63.4 million, or $2.34 per diluted common share in 2024, compared to
$58.0 million, or $2.14 per diluted common share in 2023.
68.91% in 2024, compared to 63.95% in 2023. Adjusted efficiency ratio (non-GAAP) of 65.10% in 2024 compared to 63.86% in 2023.
Total Loans and Deposits	Return on Assets (ROA) and Return on Equity (ROE) and Adjusted ROA and ROE (non-GAAP)
Total loans decreased by $106.1 million, or by 2.0% compared to 2023.
Hawaii loans decreased by $51.1 million, or by 1.1% compared to 2023.
Total deposits decreased by $203.6 million, or 3.0% from 2023.
Core deposits increased by $54.0 million, or 0.9% over 2023.

ROA and ROE of 0.72% and 10.25%, respectively,
in 2024, compared to 0.78% and 12.38%, respectively, in 2023.
Adjusted ROA and ROE (non-GAAP)
of 0.86% and 12.10%, respectively,
in 2024, compared to 0.78% and 12.24%,
respectively, in 2023.

Quarterly Dividends	Pre-Provision Net Revenue (PPNR) and Adjusted PPNR (non-GAAP)
Consistent profitability allowed us to maintain our quarterly cash dividends of $0.26 per share, for a total of $1.04 per share in 2024, which remained unchanged from $1.04 in 2023.	$77.9 million in 2024, compared to $92.5 million in 2023. Adjusted PPNR (non-GAAP) $90.9 million in 2024, compared to $91.6 million in 2023.

During the year, the Company also made significant progress on longer-term strategic initiatives.
•	Honored as one of Forbes Best-in-State Banks for 2024 based on outstanding customer satisfaction, trust, branch and digital services, customer support and financial advice.
•
In partnership with Hawaii Business Magazine, served as the founding sponsor of the first Women’s Entrepreneurs Conference, to foster innovation and empowerment among Hawaii’s female business leaders by helping them attract and build capital for their businesses.

•	Celebrated diversity by participating in the Honolulu Pride Parade and Festival.
•
Launched a new Company-wide internal communications platform available on desktop or phone to help employees stay informed from anywhere at any time. The new platform has enhanced morale and productivity across the Company.

•	Became the first bank in Hawaii to offer ATMs with Filipino language options to better service those populations.
•	Opened a state-of-the-art branch in Maui, offering full-scale banking, lending, and investment services to serve this key market.
•	With our continued focus on the employee experience, we were recognized once again in 2024, as a Best Place to Work by Hawaii Business Magazine, making it the 15th time since 2006.
•	Supported numerous events and organizations in our community through giving and volunteer efforts throughout the year.

47

COMPENSATION DISCUSSION AND ANALYSIS
2024 Executive Compensation Highlights
We believe our Executive Compensation program aligns with our Performance.
Our annual and long-term compensation programs are intended to recognize bank-wide performance and strong individual contributions and performance for 2024 and over the longer-term. Decisions were carefully considered by the Committee to allow us to remain competitive and continue to be able to attract, retain and motivate highly qualified and specialized talent to execute our go-forward strategy. Hawaii’s high cost of living/housing, competition for talent, and the need for competitive pay relative to local competition continue to be critical factors in our executive compensation decisions, and our compensation decisions for all Company employees. Total compensation for our executive team historically has been well below that of local Hawaii banks, presenting a risk to our business. We took steps starting several years ago to address this, and have continued to strengthen our position over the years. Below is a summary of the key components of our NEOs’ compensation.
Base Salary. In 2024, modest base salary increases for our NEOs ranged from 1.59% to 8.33% primarily based on market benchmarking (including relative to pay for our local Hawaii competition). See section below headed “Executive Compensation - Local Labor Market Considerations in Hawaii”, for details on local competitive benchmarking.
Annual Incentive Plan (“AIP”). Funding of our 2024 AIP is based on Net Income, Efficiency Ratio and Business Plan/NEO Personal Goals performance and is designed to motivate and reward achievement of Company performance, including both strategic and operational objectives. At overall threshold performance, AIP payout is 50% and at maximum performance, payout is 200%. Based on our (adjusted) 2024 performance, 2024 AIP payouts for our NEOs ranged from 91% to 94% of target.
Long-Term Equity Incentives. Our annual 2024 equity grants were made pursuant to our 2023 Stock Compensation Plan, with grants based on target grant values. The long-term equity awards granted to our NEOs in 2024 provide for one-half of the awards to be performance-based stock units (“PSUs”) and one-half to be time-based restricted stock units (“RSUs”). The PSUs are based on two performance metrics balanced between one-half of the PSUs to be earned based on Return on Equity (“ROE”), and the other one-half based on relative Total Shareholder Return (“rTSR”) compared to a group of industry peers. Based on our performance over the recently-completed performance cycle, the 2022-2024 PSUs paid out at 96.03% of target.
2024 Target Pay Mix. The charts below for Arnold D. Martines and our other NEOs illustrate the target compensation established for 2024, consisting of base salary, target annual incentive awards and target 2024 long-term equity awards (consisting of performance stock unit and restricted stock unit awards). For 2024, our compensation targets and pay mix were as follows:

2024 Advisory Vote and Shareholder Engagement
In 2024, approximately 98% of the votes cast (for and against) were voted in favor of our named executive officer compensation. The Committee believes that the result of this vote is evidence that the Company's compensation policies and decisions are in the best interests of its shareholders.
Executive Compensation Philosophy and Objectives
The central principle of our compensation philosophy is that executive compensation should align with shareholders’ interests. Our executive compensation program is designed to:
•	Drive performance relative to our strategic plan and goals, including financial performance.
•	Maintain a balance between short-term operational objectives with the need to build long-term sustainable shareholder value.
•	Align executives’ long-term interests with those of shareholders by placing a material portion of total compensation at risk, contingent on the Company’s performance.

48	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
•	Attract and retain highly qualified executives to achieve our goals and to maintain an executive management group that can provide success and stability in leadership.
•	Deliver compensation effectively, providing value to the executives in an appropriately risk-controlled and cost-efficient manner.
•	Allow flexibility in responding to changing laws, accounting standards, and business needs, as well as the constraints and dynamic conditions in the markets in which we do business.
•	Be supported by strong corporate governance, including oversight by the Company’s Board.
Executive Compensation – Local Labor Market Considerations in Hawaii
No discussion regarding our executive compensation would be complete without providing some context surrounding the State of Hawaii’s unique market for talent.
At the macro level, all companies in Hawaii must contend with various factors that complicate the recruitment and retention of key and executive talent include:
•
Remote Location – located 2,500 miles from the mainland, any out-of-state search for talent is a lengthy and labor-intensive endeavor. Furthermore, our remote location presents challenges for potential mainland candidates, as relocating places them far from friends and family, which can deter interest in positions based in Hawaii.

•
Limited Talent Pool – for certain technical skillsets and levels of managerial experience, Hawaii-based companies must continuously and aggressively source local talent as well as candidates from the mainland. The competition for skilled professionals is further heightened by the recent global shift toward remote employment that allows talent to work from anywhere.

•
High Cost of Living – Hawaii is consistently ranked as one of the most expensive states to live in, with a cost of living nearly twice the national average for a professional/managerial household -- second only to New York, NY, and higher than San Francisco, CA. Hawaii’s housing costs are three times the national average, and costs for utilities and food are 64% and 53% higher, respectively, than the national average.

Additionally, the ongoing impacts of the Maui wildfires and recent wildfires in Los Angeles have further compounded labor challenges. The wildfires have not only caused significant local disruption but have also highlighted vulnerabilities in our economic ecosystem:
•
Workforce Displacement: The loss of homes and livelihoods has led to workforce displacement, creating an even tighter labor market as many face challenges in returning to their previous roles or need to relocate temporarily.

•
Increased Compensation Demands: With many individuals displaced, there is potential for upward pressure on salary demands, as residents seek to rebuild their lives and cover higher costs associated with temporary housing and increased living expenses.

•
Talent Retention and Corporate Responsibility: As companies evaluate their responses to assist employees affected by natural disasters, there may be a need to reassess compensation and benefits to maintain morale and loyalty amid these challenges.

Beyond the resources and financial expense of sourcing and retaining key talent, organizations face significant operational risks associated with talent gaps and especially with respect to senior executive leadership and succession planning considerations.
The Company places significant priority on strategically managing its leadership talent pipeline and therefore on competitive benchmarking for talent at the NEO and senior executive levels. The factors outlined above, reinforced by our experience in the marketplace, establish that every company operating in Hawaii, large or small, regardless of sector, is a competitor for the executive talent we seek to acquire and/or retain – which places a premium on ensuring competitive compensation levels and programs across the Company.
To help illustrate the impact of Hawaii market considerations, the table below compares the market competitiveness of our CEO’s 2024 target compensation, relative to peer and local market data.

	Company CEO Percentile Rank
	Salary	Target Total Cash	Target Total Direct Compensation
Company Peer Group	24%	40%	41%
Local Publicly Traded Companies	14%	29%	19%
Local Publicly Traded Banks	Lowest	18%	16%

49

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Governance
The Company’s executive compensation program is supported by strong corporate governance and Board oversight.

The Role of the Committee
Oversight of Executive Compensation. The Committee (comprised of independent directors) oversees and makes recommendations to the Board of Directors on compensation matters as it relates to all NEO’s, including the approval of their compensation. The Committee also evaluates and recommends to the Board, appropriate policies and decisions relative to executive officer compensation and benefits, including oversight, design and administration of executive compensation programs and the Company’s compensation policies, practices, and incentive plans for non-executives. The Committee also oversees preparation of executive compensation disclosures for inclusion in our Proxy Statement.
Board Oversight of CEO compensation. Subject to the recommendation of the Committee, all the independent directors of the Board review and approve the compensation for the CEO.
Independent Compensation Consultant. The Committee retains an independent executive compensation consultancy, Pay Governance, to advise the Committee on compensation matters under the oversight and responsibilities as defined by the Compensation Committee Charter. The Committee in its sole discretion selects the consultants, approves their fees and defines their scope of responsibilities.
Independent Legal Advisor. The Committee retains an independent legal advisor, Manatt, Phelps & Phillips, LLP, to advise on executive compensation compliance with legal and regulatory requirements.
Active Committee Engagement. The Committee meets on a regular basis and routinely meets in executive sessions without management present. In 2024, the Committee held six meetings to discuss compensation matters.

The Role of the Compensation Consultant
Compensation Consultant Activities. Pay Governance advised the Committee with respect to pay and program designs for 2024. Pay Governance provided market benchmarking information and advisory services related to board and executive compensation, executive compensation plan design features, positioning to market, regulatory compliance, and review and development of various incentive plans – all of which was considered by the Committee in the development of the Company’s 2024 programs.

The Role of Management in Compensation Decisions
Role of Management. The Committee seeks input from management, including our Chairman, President & CEO; our Group Senior Vice President, Human Resources; and our Senior Executive Vice President, Chief Financial Officer, in the design and structure of our executive compensation programs. In determining the appropriate compensation elements and levels for our CEO, the Committee meets outside the presence of all management. With respect to the compensation of our other NEOs, the Committee meets outside the presence of all management, other than, as requested by the Committee, our Chairman, President & CEO and our Group Senior Vice President, Human Resources.

Compensation Management & Risk Mitigation
Compensation Risk Management. Committee oversight includes evaluating and monitoring the Company’s compensation programs, policies, and practices, which could have a material adverse effect on the risk profile of the overall Company. The Committee conducts at least annual reviews with the Committee-appointed senior risk officer to confirm that all compensation plans, structures, and arrangements do not have a reasonable likelihood to encourage excessive and unnecessary risk taking and do not pose a threat to the overall value of the Company.
Risk Reviews. In July 2024, the Committee approved and management implemented an Incentive Compensation Risk Assessment Policy to set forth principles that are intended to ensure the Company’s incentive compensation arrangements appropriately balance risks, costs and benefits to the Company; appropriately tie rewards to longer-term performance; are consistent with the Company’s safety and soundness; and are structured to not encourage imprudent risk taking. Risk reviews are conducted with the advice of the independent compensation consultant and independent legal advisor. The overall finding from these reviews is that the Company does not believe its plans, policies and practices individually or in their entirety encourage unnecessary or excessive risks that were reasonably likely to have a material adverse effect on the Company or threaten the overall value of the Company.

50	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Governance Practices
The Company has strong compensation governance practices that reinforce our principles, support sound risk management and are stockholder-aligned:

What We Do	What We Don’t Do
•
Align executive pay and performance
•
Cap annual incentive payments
•
Provide equity compensation based on pre-set, objective performance goals
•
Subject our NEOs and Board members to robust stock ownership guidelines
•
Include NYSE compliant clawback policy and clawback provisions in our incentive compensation programs
•
Conduct an annual say-on-pay vote
•
Use independent advisors to support the Compensation Committee

•
Provide any Section 280G, 409A or other tax gross-up payments
•
Provide retirement benefits to executives that are materially different from those available to all employees
•
Provide guaranteed bonuses to our NEOs
•
Provide employment agreements to our NEOs
•
Permit short selling or trading in put options or call options or other hedging instruments in our securities

Compensation Peer Group
Each year, with assistance from the independent compensation consultant, the Committee reviews the compensation practices of our peers to assess the competitiveness of the compensation program for our NEOs. Although benchmarking is used to compare compensation structures and levels to our peers, it is only one of the tools used by the Committee to determine total compensation. Benchmarking is used by the Committee primarily to ascertain competitive total compensation levels (including base salary, annual cash incentives, equity awards, and employee benefits) with comparable institutions. Peer performance, market factors, the Bank’s performance and individual performance are all factors that the Committee considers when establishing total compensation, including incentives.
In addition to the peer group used below, the Committee also looks at compensation using a separate group of local Hawaii public companies as a supplemental frame of reference. This is done to fully consider our employment circumstances, including hiring challenges and retention risk, as a bank in a small, local and hyper-competitive market for qualified talent. Our leadership team is small and our NEOs are among the recruiting pool for local competitors. Executive turnover would not only be disruptive for our Company, especially given our strategic initiatives, but turnover also creates operational risk and increased opportunity cost and replacement cost from a timing, compensation, resource and business perspective. For additional information, refer to above “Executive Compensation – Local Labor Market Considerations in Hawaii.”
The Committee reviews the composition of the Compensation Peer Group on an annual basis and modifies the group as necessary as a result of mergers, changes to banks within the group, or changes within the Company. The 2024 Compensation Peer Group was selected based primarily on certain current market criteria, including the following:
•	U.S. headquartered regional banks traded on a major U.S. stock exchange
•	Total assets generally ranging from $3 billion to $20 billion
•	Similar business model characteristics
•	Banks in “high price” metro markets
•	Preference for banks in Hawaii and with West Coast headquarters

51

COMPENSATION DISCUSSION AND ANALYSIS
The 2024 Compensation Peer Group consisted of 16 peers. The peers for 2024 were the same as for 2023 except for the removal of one bank due to its merger, and the addition of one bank that met our peer criteria. The Company was positioned at the 38th percentile in terms of asset size at year-end 2024.

Company	Ticker	Total Assets ($ in millions)
Amalgamated Financial Corp.	AMAL	$8,257
Bank of Hawaii Corporation	BOH	$23,601
Bank of Marin Bancorp	BMRC	$3,701
Brookline Bancorp, Inc.	BRKL	$11,905
First Foundation Inc.	FFWM	$12,645
First Hawaiian, Inc.	FHB	$23,780
Hanmi Financial Corporation	HAFC	$7,678
Heritage Financial Corporation	HFWA	$7,106
HomeStreet, Inc.	HMST	$8,124
HomeTrust Bancshares, Inc.	HTBI	$4,595
OceanFirst Financial Corp.	OCFC	$13,421
Sandy Spring Bancorp, Inc.	SASR	$14,127
Territorial Bancorp Inc.	TBNK	$2,198
The First of Long Island Corporation	FLIC	$4,119
TriCo Bancshares	TCBK	$9,674
Westamerica Bancorporation	WABC	$6,076

	75th Percentile	$12,839
	Median	$ 8,191
	25th Percentile	$ 5,706
Central Pacific Financial Corp.	CPF	$ 7,472
	PERCENTILE RANK	38%

Executive Compensation Framework
Our compensation program is comprised of multiple components, including annual base salary, annual cash incentive, annual long-term equity grants, and employee benefit programs. We believe that over the long-term, a combination of pay components is essential to attract and retain executives and to incentivize them to achieve strategic operating and financial goals. There is no set formula to determine the mix of the various pay components and our use of the components may change from year to year based on the Company’s circumstances, market conditions, and competitive market for executive talent, particularly the hyper-competitive labor market in Hawaii as described above in “Executive Compensation – Local Labor Market Considerations in Hawaii”.
The Committee and the Board believe that it is important to provide market-based compensation that will attract and retain highly talented executives with the appropriate competencies and skills necessary for the Company’s continued success. Such compensation would include the full range of compensation components, including incentive awards that vary with financial performance, based on achieving our strategic plan and goals without encouraging excessive and unnecessary risk taking that could threaten the overall value of the Company. Equally important is the need to maintain shareholder confidence and to comply with regulatory executive compensation restrictions and guidance by developing appropriate compensation structures.

52	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
Therefore, the Committee evaluates our compensation program and its related components on an ongoing basis. Adjustments are made to the compensation structure as appropriate to maintain the Company’s competitive position for executive talent, consistent with our compensation philosophy and objectives, and within the parameters of regulatory restrictions and guidance. Our annual compensation program is structured as follows:

	Compensation Element / Purpose	Fixed or At Risk	Annual or Long-Term	Cash or Equity
Annual Cash Compensation
Base Salary
Reflects each executive’s position, individual performance, experience, and expertise. In general, our compensation structure sets base salary at approximately the 50th percentile relative to the Compensation Peer Group members
		Fixed	Annual	Cash
	Annual Incentives Provides variable compensation based on achievement of Company, Business Plan and Personal objectives	At Risk	Annual	Cash
Long-Term Equity Incentive Compensation
Performance Stock Units (PSUs)
Provides incentives to motivate and retain executives and to reward for long-term Return on Equity (ROE) performance against target, and Total Shareholder Return (TSR) relative to the component companies of the Standard and Poor’s (“S&P”) SmallCap 600 Commercial Bank Index
		At Risk	Long-Term	Equity
	Restricted Stock Units (RSUs) Provides incentives for retention and long-term creation of shareholder value over the vesting period	At Risk	Long-Term	Equity

Base Salary
We pay our executives base salaries intended to be competitive with our Compensation Peer Group and the local market, and consider the executive’s experience, performance, responsibilities, and past and potential contribution to the Company. The objective of paying a base salary is to provide a base level of compensation that fairly reflects the executive’s job responsibilities and scope of the role performed within the Company. There is no specific weighting applied to the factors considered in setting the level of base salaries, and the Committee uses its own judgment and expertise in determining appropriate salaries within the parameters of our compensation philosophy and objectives. While there continues to be a strong focus on collaboration and teamwork, modest adjustments have been made to base salaries over time to recognize the differences in the scope of the positions and individual contributions.
In making base salary decisions, the Committee also considers the positioning of projected total compensation with target-level performance incentives. Because we set incentive opportunities as a percentage of base salary, changes in base salary have a compound effect on total compensation. Before recommending base salary changes to the Board, the Committee reviews the projected total compensation based on the proposed base salaries, considering both internal and external equity, and confirms that total compensation for the CEO and other NEOs are appropriately aligned with the market.
The table below shows the NEOs’ annual base salaries for 2024 and how these changed compared to 2023.

Name	2023 Base Salary	2024 Base Salary	% Change
Arnold D. Martines	$635,000	$675,000	6.30%
David S. Morimoto	$490,000	$500,000	2.04%
Anna M. Hu	$300,000	$325,000	8.33%
Kisan Jo	$315,000	$320,000	1.59%
Diane W. Murakami	$300,000	$310,000	3.33%

The 2024 salary adjustments for the NEOs resulted from a formal market study, in which NEO compensation was compared to the Compensation Peer Group and the local market for similar roles. In all cases, the salary adjustments were made based on market alignment and business requirements.

53

COMPENSATION DISCUSSION AND ANALYSIS
Annual Incentive Compensation
We use our AIP to provide variable compensation based on achievement of Company, Business Plan and Personal objectives. As with other key elements of our executive compensation program, the Committee annually reviews the design, performance metrics and target opportunities for our NEOs. Each year the Committee, in consultation with the independent compensation consultant, reviews the compensation practices of the Company’s peers to assess and select robust annual Company goals that will strengthen the Bank and be in the best interests of the Company and its shareholders. Peer practices, market factors, and the Bank’s short-term and long-term objectives are all considered during the annual goal-setting process.
For the 2024 AIP, the Committee used a balanced scorecard approach to goal setting that included both quantitative and qualitative factors. Net Income and Efficiency Ratio comprise the plan’s quantitative factors and represent 70% of the target opportunity. Goals for these factors were set based on the Bank’s budget for 2024, which considered forecast economic conditions in Hawaii, historical performance of other (high-performing) peer companies, and our strategic plan and operating objectives for the year. Business Plan/Personal goals are more qualitative in nature and were determined based on a combination of support and front-line strategic initiatives that help us achieve our financial targets.
The AIP components for 2024 included:

AIP Metric	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Net Income	50%	$51,123,200	$63,904,000	$76,684,800
Efficiency Ratio	20%	65.20%	62.69%	60.18%
Business Plan/Personal Goals	30%	Assessed by the Compensation Committee

NEOs’ target AIP opportunities for 2024 are shown below.

2024 AIP Target (% of Base Salary)
Arnold D. Martines	100%
David S. Morimoto	75%
Anna M. Hu	50%
Kisan Jo	50%
Diane W. Murakami	50%

54	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
2024 AIP Results
Incentive payout is based on Net Income, Efficiency Ratio and Business Plan/Personal Goals results, relative to pre-established goals and objectives. Individual awards are capped at 200% of target amounts overall. 2024 targets and actual results are reflected below. (Adjusted) Net Income performance was 99% of target, which resulted in 98% of AIP payout for the Net Income portion. (Adjusted) Efficiency Ratio was 3.84% above (worse than) target, which resulted in 52% of AIP payout for the Efficiency Ratio portion. For Business Plan/Personal Goals, the NEOs exceeded expectations, demonstrated by successful management of the Bank’s financial goals which drove solid financial performance, advancements in technology and security, reduction in employee turnover, improvement in operational efficiencies, progress on enterprise risk management initiatives, and noteworthy local and national recognition. This resulted in 117% AIP payout for our CEO and an average 115% AIP payout for our other NEOs for the Business Plan/Personal Goals portion. The tables below highlight notable Business Plan and Personal Goals achievements by the NEOs.
2024 Business Plan Achievements

Initiative	Accomplishments
Financial Performance (Strong despite the challenging operating environment)
• Successfully managed net interest margin
• Increased core deposits
•
Repositioned our investment portfolio for projected enhanced net interest income and longer-term shareholder value.
• Strong asset quality, along with a decline in criticized assets.
• (See “Executive Summary” and “2024 Key Financial Highlights” above for further financial details)

Revenue Growth & Profitability
•
Created a profitability task force to lead the change on shifting attention to profit-based actions and created alignment across the organization.
• Deployed new tools, infrastructure, and training to support the Company’s focus on profitability.

Innovation & Technology
•
Deployed a new branch platform expected to enhance processes, improve customer experience, and increase revenue growth and cost savings.
•
Executed on a plan to migrate the data center to a new location/vendor that will improve technology, security and efficiencies.
• Launched a new internal communications platform, enhancing employee morale and connectivity.

Culture & People
• Implemented Company-wide performance and feedback systems, thereby improving operational efficiencies and user experience.
• Managed salaries and benefits expenses well below budget without sacrificing competitive total compensation.
• Reduced turnover from the prior year, with our turnover rate being lower than Hawaii financial industry average for 2024.

Risk Management
•
Revised the Audit Committee charter and internal audit policies/procedures to include assurances on expected work by third parties and the internal audit function.
•
Performed a quality assurance review, including recommendations and plans for improvements, and incorporated these into future reports to the Audit Committee.
•
Implemented an Incentive Compensation Risk Assessment Policy to set forth principles that are intended to ensure the Company’s incentive compensation arrangements appropriately balance risks and rewards, and do not encourage imprudent risk taking.
•
Completed Company-wide department risk assessments in an accelerated timeframe and developed over 300 corresponding Key Risk Indicators for monitoring on a quarterly basis. Risk assessment insights will be the foundation for maturing risk management practices and oversight within the bank.

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COMPENSATION DISCUSSION AND ANALYSIS
2024 NEO Personal Achievements

Arnold D. Martines
•
Honored as one of Forbes Best-in-State Banks for 2024 based on outstanding customer satisfaction, trust, branch and digital services, customer support and financial advice.
• Successfully managed through a challenging operating environment.
• Made strong achievements in housing, homeownership, small business and international markets.
•
Strengthened the leadership team and developed a robust leadership pipeline that led to a number of successes in recruitment, retention, and succession planning.
•
Launched a new Company-wide internal communications platform, improving the flow of information and employee connectivity and productivity.
• Established strong equity market relationships, resulting in strategic advantages.
•
Served as a founding sponsor of the first Women’s Entrepreneurs Conference to foster innovation and empowerment among Hawaii’s female business leaders.
• Recognized as a “Best Place to Work” by Hawaii Business Magazine.

David S. Morimoto
• Provided strategic leadership on highly complex initiatives.
•
Successfully managed net interest margin and enhanced projected net interest income through strategic investment portfolio repositioning.
• Led efforts resulting in significant financial gains and technological advancements.
• Managed operational expenses, demonstrating a strong commitment to fiscal responsibility.

Anna M. Hu
• Completed enterprise-wide risk assessments in an accelerated timeframe.
• Successfully rolled out company-wide enterprise risk management training.
• Reduced criticized assets significantly, greatly benefiting the organization.
• Mentored high potential future leaders, leading to promotions and to elevated team performance.

Kisan Jo
• Successfully led a reorganization of the retail international team, resulting in strong revenue growth.
• Improved operational efficiencies, elevating customer experience
• Fostered a culture of continuous leadership improvement and talent development.
• Strengthened the bank’s brand and values through a strong commitment to community engagement.

Diane W. Murakami
• Strategically led a successful business checking campaign.
• Awarded for outstanding leadership in small business.
• Led an employee referral program to drive new business and enhance employee engagement.
• Provided leadership on refocusing efforts to maximize profitability and spearheaded efforts to mitigate fraud risk.

56	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
AIP Payouts
As used in determining individual awards for 2024, the two Corporate Goals of Net Income and Efficiency Ratio, applied to all NEOs and are weighted 50% Net Income and 20% Efficiency Ratio for a total Corporate Goals weighting of 70%. Based on the Company’s actual performance relative to Net Income and Efficiency Ratio goals, and the Committee’s assessment of Business Plan and NEO Personal Goals achievements described above, it was determined that such achievements merited an overall payout of 94% of target. Formulaic AIP results are subject to negative discretion by the Committee; the Committee considers input from chairs of the Audit and Risk Committees prior to the determination of final awards. The Committee did not use its discretion to reduce AIP awards in 2024.

AIP Metric	Weighting	Target	Actual(1)	Result	Payout %	Weighted %
Net Income	50%	$63,904,000	$63,424,000	99%	98%	49%
Efficiency Ratio	20%	62.69%	65.10%	+3.84%	52%	10%
Business Plan / Personal Goals	30%	Meets Expectations	Exceeds Expectations		117%(2)	35%
				Final Incentive Pool Payout:		94%

(1)
Pursuant to AIP, actual Net Income was adjusted upward from GAAP Net Income ($53.41 million) by $10.01 million (after adjustment for tax effects) for two extraordinary expense items as follows: 1. A pre-tax loss of $9.9 million on the sale of investment securities resulting from repositioning of our investment portfolio and 2. A pre-tax expense of $3.1 million related to the evaluation and assessment of a strategic opportunity. The adjustment to actual Net Income also resulted in a decrease in Efficiency Ratio from 68.91% to 65.10%. The two non-recurring items were unexpected and not representative of the Company’s core operating performance; rather, these items were strategically undertaken for the longer-term shareholder value and benefit of the Company, at the expense of 2024 financial results. Without these adjustments, incentive pool payout would have resulted in 59% of target.

(2)	Based on CEO achievement percentage.
In January 2025, the Committee approved the payment of cash incentives to NEOs. The incentive amounts were determined considering each NEO’s target opportunity as well as their contribution to our solid performance in 2024. Based on the NEOs’ performance ratings, the table below summarizes the Committee approved annual incentive payment to our NEO’s based on 2024 performance.

	Base Salary	Target ICP %	Target ICP $	Final Award	Award as % of Target
Arnold D. Martines	$675,000	100%	$675,000	$634,500	94%
David S. Morimoto	$500,000	75%	$375,000	$352,500	94%
Anna M. Hu	$325,000	50%	$162,500	$151,125	93%
Kisan Jo	$320,000	50%	$160,000	$150,400	94%
Diane W. Murakami	$310,000	50%	$155,000	$140,546	91%

Long-Term Incentives
We use annual grants of long-term equity incentives (“LTIs”) to encourage ownership, foster retention, and align executives’ interests with the long-term interests of shareholders. As with our AIP, the Committee annually reviews the design, performance metrics and target opportunities for our NEOs. For 2024 LTI grants, components of performance metrics, performance targets and payout opportunities were established in line with market practices including the designs and practices of companies in our Compensation Peer Group and of local Hawaii companies with whom we compete for talent. For 2024, the Committee approved LTI awards based on an equal balance between time-based RSUs subject to annual vesting over three years, and performance-based PSUs subject to three-year cliff vesting. The number of shares earned under the PSUs is based 50% on a ROE metric and 50% on a rTSR metric. The Committee believed that an equal split of time-based and performance-based awards continued to be appropriate in the current strategic and competitive environment, our ongoing leadership transition, and ongoing challenges associated with the hyper-competitive Hawaii labor market.
The following describes the PSU portion of the LTI award:
•
Below threshold, LTI payout is 0% for each of the ROE and rTSR metrics. The ROE threshold is 80% of the target average ROE during a three-year performance period and the rTSR threshold is the 25th percentile of the S&P SmallCap 600 Commercial Bank Index.

•	At threshold, LTI payout for each of the ROE and rTSR metrics is 50% of target payout.

57

COMPENSATION DISCUSSION AND ANALYSIS
•
At maximum, LTI payout is 200% for each of the ROE and rTSR metrics. The ROE maximum is 120% or higher of the target average ROE during a three-year performance period, and the rTSR maximum is the 75th percentile or higher of the S&P SmallCap 600 Commercial Bank Index.

•	The rTSR component has a TSR governor such that if the Bank’s rTSR performance exceeds target, but the Bank’s TSR is negative, the award is capped at 100%.
The actual number of shares earned will be based on the following grids, with straight-line interpolation between achievement levels:

Average ROE	Earned Percentage
Below 80%	0%
80%	50%
100%	100%
120% and above	200%

Company TSR Relative to the S&P SmallCap 600 Commercial Bank Index	Earned Percentage
Below 25th Percentile	0%
25th Percentile	50%
50th Percentile	100%
75th Percentile and above	200%

In 2024, the Committee recommended to the Board, and the Board approved, annual long-term equity grants (made in February 2024) with the performance and time features described above. The incentive opportunity for each NEO as well as the plan design was developed in consultation with our independent compensation consultant. The Committee reviewed the equity opportunities to align with our pay-for-performance philosophy and to provide competitive incentive opportunities for our NEOs. The annual long-term equity opportunity received by each NEO was based on a target dollar amount as follows:

Name	2024 Target Equity Opportunity	RSU Portion	PSU Portion
Arnold D. Martines	$775,000	50%	50%
David S. Morimoto	$475,000	50%	50%
Anna M. Hu	$162,500	50%	50%
Kisan Jo	$160,000	50%	50%
Diane W. Murakami	$155,000	50%	50%

In February 2024, the NEOs received annual long-term equity grants of PSUs and RSUs under the 2023 Stock Compensation Plan. The grants were divided equally between performance-based PSUs and time-based awards RSUs such that the number of RSUs and the target number of PSUs each represents 50% of the equity mix for each NEO. In addition, the PSUs are equally split with half of the PSUs earned based on average Return on Equity (ROE) and the other half earned based on relative Total Shareholder Return (rTSR) to companies in the S&P SmallCap 600 Commercial Bank Index. For all NEOs the PSUs use a three-year average (2024, 2025 and 2026) for measuring ROE performance and a three-year period from February 15, 2024 through February 15, 2027 for measuring rTSR performance. The PSUs that are earned cliff-vest on February 15, 2027. The number of shares earned is based upon the level of attainment of the ROE and rTSR performance metrics. The ROE targets were based on a three-year financial forecast that was utilized by Management and the Board in their strategic planning and capital planning process using reasonable assumptions of the economy and market interest rates that were largely aligned with market consensus estimates at the time. The selection of the S&P SmallCap 600 Commercial Bank Index for the rTSR metric was based on its broad use as a benchmark for performance within the industry. If a given threshold is not achieved, no shares are earned or issued. The stretch opportunity is capped at 200% of target for both the ROE and rTSR metrics. The rTSR component has a TSR governor such that if the Bank’s rTSR performance exceeds target, but the Bank’s TSR is negative, the award is capped at 100%. With respect to the grant of RSUs, vesting is time-based, whereby the grant vests in equal annual installments over a three-year period.

58	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
The number of shares of Common Stock subject to RSUs and PSUs (at target) granted in February 2024 to NEOs is provided in the table below.

Name	PSUs (ROE) #	PSUs (rTSR) #	RSUs #	Target Award Value $
Arnold D. Martines	10,003	10,002	20,005	$774,994
David S. Morimoto	6,131	6,130	12,261	$474,991
Anna M. Hu	2,097	2,097	4,195	$162,495
Kisan Jo	2,065	2,065	4,130	$159,996
Diane W. Murakami	2,001	2,000	4,001	$154,999

To allow shareholders to assess the link between corporate performance and compensation, the Committee is committed to disclosing in this Compensation Discussion and Analysis the achievements for our performance share units at the end of each performance period. The Committee believes, however, that disclosing our long-term targets for ROE prospectively would give substantial insight into the Company’s confidential, forward-looking strategies, and could therefore place the Company and our shareholders at a competitive disadvantage.
Results of 2022-2024 PSU Performance Cycle
In 2022, the PSUs granted to the NEOs were based on 50% three-year average ROA and 50% rTSR (with a three-year performance period), the achievement of which resulted in a total payout of 96.03% of target shares awarded.
The payout factors for the respective grants were determined based on the following outcomes from the individual performance metrics as summarized below:

	Grant Details				Performance Achieved
	Performance Weight	Threshold Performance	Target Performance	Maximum Performance	Actual Achieved	Payout Factor Achieved	Payout (Weight x Percentage Achieved)
ROA - 3 Year	50%	0.768%	0.96%	1.152%	0.84%	67.88%	33.94%
rTSR - 3 Year(1)	50%	P25	P50	P75	P56	124.17%	62.09%
Payout Factor		50%	100%	200%		Total Payout Factor	96.03%

(1)	TSR performance was measured relative to the KBW Regional Bank Index
Timing of Equity Grants
The Company’s guidelines regarding the equity grant process and related controls were reviewed and readopted (with minor changes) in October 2024, which help ensure that all equity grants to employees and directors are reported and disclosed correctly and accurately, are properly accounted for, and receive proper tax treatment. The grant guidelines are designed to avoid making regular grants during a regularly scheduled Company blackout period, to avoid having the timing of grant dates be affected by material nonpublic information, and to confirm the use of no less than the closing price of our stock on the grant date in valuing the grants as a percentage of an executive’s base salary. Grants take place on the 15th day of February, May, August and November or the next available trading day if the 15th falls on a holiday or weekend, unless for legal reasons (including expanded black-out periods) such grants on advice of legal counsel should be postponed. The Company does not grant stock options or similar equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, nor do we time the public release of such information based on stock option grant dates. In addition, we do not grant stock options or similar equity awards during periods in which there is material nonpublic information about our Company, including (i) outside a “trading window” established in connection with the public release of earnings information under our Stock Trading Policy or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. The Company has not granted any stock options or similar equity awards as part of its compensation program to its employees or directors since November 2012.

59

COMPENSATION DISCUSSION AND ANALYSIS
Other Compensation
NEOs are provided the same level of employee benefits as all other employees of the Company and the Bank. As such, they are eligible to participate in the Company 401(k) Retirement Savings Plan as well as standard health, life and disability insurance benefits. In addition, NEOs receive certain perquisites such as Company-paid club membership dues and transportation services. The total amounts of these items are reflected in the “All Other Compensation” column of the Summary Compensation Table. The Committee believes that these items enhance the effectiveness of our key executives and are consistent with industry practices in comparable banking companies. The Committee regularly reviews the benefits and perquisites we provide.
Adjustment or Recovery of Awards
Our long-term incentive plan currently permits us to cancel or terminate outstanding awards for any reason, and to recover awards that are based on materially inaccurate information or have encouraged unnecessary and/or excessive risk. Likewise, our current annual incentive plan permits us to recover any payment that is based on materially inaccurate information or has encouraged unnecessary and/or excessive risk. In addition, Section 304 of the Sarbanes-Oxley Act mandates the recovery of incentive awards that would not otherwise have been paid in the event we are required to restate our financial statements due to noncompliance with any financial reporting requirements as a result of misconduct. In that case, the CEO and CFO must reimburse us for (1) any bonus or other incentive or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and (2) any profits realized from the sale of our securities during those 12 months. Pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the Securities and Exchange Commission adopted a final rule in October 2022 and in June 2023 approved the NYSE listing standard implementing rules prohibiting the listing of any security by an issuer that fails to adopt a compliant clawback policy for any current or former executive officer if the Company is required to file a financial restatement as a result of material noncompliance with applicable securities laws. This clawback policy applies to incentive-based compensation during the three-year period preceding the date on which the issuer is required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement. In accordance with the NYSE listing standard, the Board of Directors adopted a compliant clawback policy on September 21, 2023, which was filed with the SEC on February 21, 2024, with our Annual Report on Form 10-K for the year ending December 31, 2023.
Stock Ownership Guidelines
The Board-adopted Stock Ownership Guidelines are applicable to all Board members and executive officers of the Company and Bank, which guidelines have been updated periodically, most recently effective October 2024. The purpose of the guidelines is to define ownership expectations for these individuals so that their interests align more closely with those of our shareholders.
The following is a summary of the current Stock Ownership Guidelines.

Position	Multiple of Base Salary or # of Shares	Timeframe to Achieve Multiple
Director (Non Company/Bank Management)	Lesser of 25,000 shares or the value of five (5) times the annual cash retainer(1)	5 years
CEO	50% of the after-tax net number of shares granted and vested, until such time as the amount of ownership has a market value of four (4) times annual base salary
5 years
Should the multiple not be achieved within the stated timeframe, 100% of the net, after-tax shares vested under equity awards after the end of the timeframe, must be held until the multiple is achieved.

Executive Vice President & Executive Committee Member	50% of the after-tax net number of shares granted and vested, until such time as the amount of ownership has a market value of one and one-half (1½) times annual base salary
5 years
Should the multiple not be achieved within the stated timeframe, 100% of the net, after-tax shares vested under equity awards after the end of the timeframe, must be held until the multiple is achieved.

(1)	Includes shares credited to deferral accounts of directors under the DDC Plan.

60	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
For purposes of counting and determining the shares of CPF common stock owned, in order to determine if the minimum share ownership requirements have been satisfied, the following may be counted:
•	Shares of CPF common stock
○	directly or jointly held by the director/executive;
○	held in a trust which was funded by the director/executive;
○	that a director/executive holds in a pension, retirement or other benefit plan or account for their benefit;
○	held in a custodial, fiduciary, agent or like arrangement, for the benefit of others, but funded by the director/executive;
○	credited to a director’s account as a deemed investment under the DDC Plan;
○	held in a charitable foundation or non-profit entity funded by the director/executive or in which the director/executive is an officer or director;
○	which a director/executive has beneficial ownership of; and/or
○	that are subject to time-based restricted stock units that a director/executive has been granted under the Stock Compensation Plan.
•	Restricted shares of CPF common stock
Mr. Martines has not yet met the requirement, given his appointment to President and CEO occurred in January 2023, however he is on track to meet the requirement within the five-year time-frame. Mr. Morimoto and Ms. Hu have currently met the requirement. Mr. Jo and Ms. Murakami have not yet met the requirement, given their appointments as Executive Vice Presidents and members of the Executive Committee occurred in January 2023, however they are on track to meet the requirement within the five-year time-frame.
Prohibition of Hedging Securities
Consistent with our Board's belief that significant share ownership by directors and executive officers strengthens the alignment of their interests with our stockholders and promotes our long-term business objectives, we do not permit our directors and executive officers to enter into hedging and monetization transactions, engage in short sales or trade put or call options in the Company's securities. We believe that such transactions can mitigate or eliminate the economic risk of ownership and disincentivize such individuals from seeking to improve the Company’s performance and consequently can impair their alignment with our stockholders’ interests.
Employment Agreements
None of the current NEOs has an employment agreement with the Company and each is employed on an “at will” basis.
Change-In-Control Agreements
None of our NEOs has a change in control agreement. All NEOs hold unvested restricted stock units (RSUs and PSUs) granted under the Company’s 2013 and 2023 Stock Compensation Plans. Outstanding awards under this plan provide for accelerated vesting upon a change-in-control only if employment also terminates in connection with the change-in-control. See the “Potential Payments Upon Change-in-Control” section later in this document.
Tax and Accounting Considerations
In selecting appropriate compensation elements, the Committee reviews extensive modeling analyses and considers the related tax and accounting issues. Section 162(m) of the Internal Revenue Code generally places a limit on the tax deduction for compensation in excess of $1 million paid in any tax year to any of our NEOs. The Committee has retained the flexibility to pay compensation including incentive compensation, that would exceed the $1 million deduction limit of Section 162(m) of the Internal Revenue Code, and as a result may not be deductible by us for income tax purposes, because the Committee believes that doing so permits it to make compensation decisions that are consistent with the best interests of our shareholders.
Compensation Committee Interlocks and Insider Participation
As of December 31, 2024, the Committee was composed entirely of the following three independent Directors: Saedene K. Ota (Chair), Jason R. Fujimoto, and Crystal K. Rose. None of the Committee members were or are current or former officers or employees of the Company. Relationships that members of the Committee have had and/or maintain with the Company are described in the “CORPORATE GOVERNANCE AND BOARD MATTERS - Director Independence and Relationships” section.

61

EXECUTIVE COMPENSATION
The table below summarizes the total compensation earned by each of the NEOs for the fiscal years ended December 31, 2024, 2023 and 2022 to the extent such executives served as NEOs during such periods. The material terms of compensation of the NEOs are discussed above in the “Compensation and Discussion Analysis”.
Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value & Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Arnold D. Martines	2024	$663,462		$776,694		$634,500		$31,377	$2,106,033
Chairman, President,	2023	$628,846		$623,140		$444,500		$40,825	$1,737,311
Chief Executive Officer	2022	$471,731		$350,943		$555,750		$59,901	$1,438,325
David S. Morimoto	2024	$497,115		$476,033		$352,500		$42,428	$1,368,077
Sr. Executive Vice President,	2023	$488,462		$360,639		$257,250		$40,454	$1,146,805
Chief Financial Officer	2022	$448,077		$310,298		$445,500	$0	$33,454	$1,237,329
Anna M. Hu	2024	$317,789		$162,851		$151,125		$19,123	$650,888
Executive Vice President,	2023	$299,039		$147,185		$105,000		$20,053	$571,277
Chief Credit Officer
Kisan Jo	2024	$318,558		$160,347		$150,400		$15,625	$644,930
Executive Vice President,	2023	$314,423		$154,541		$110,250		$19,648	$598,862
Retail and Wealth Markets
Diane W. Murakami	2024	$307,116		$155,339		$140,546		$19,998	$622,998
Executive Vice President,	2023	$299,039		$147,185		$105,000		$16,515	$567,739
Commercial Banking

(c)	For year 2024, this column represents actual salary earned at year-end 2024.
(e)
For year 2024, this column represents the value of PSUs and RSUs granted on February 15, 2024, under the Annual Long-Term Incentive (LTI) plan, based upon the applicable value of the number of shares subject to RSUs and the target number of shares subject to PSUs, which is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. With respect to PSUs, which comprise one-half (50%) of the grant, one-half of the PSUs (25% of the grant) vesting is subject to attainment of a threshold of 80% Board approved three-year average (2024, 2025, 2026) target Return on Equity (ROE), the other one-half of the PSUs (25% of the grant) vesting is subject to Total Shareholder Return relative to an industry peer group (rTSR) over a three-year period. If threshold is not achieved, all PSUs will be forfeited. If threshold is achieved, PSUs will cliff vest on February 15, 2027. For the 2024 RSUs and the 2024 PSUs based on ROE, the amount reported is the number of shares or target number of shares multiplied by the closing share price for our common stock of $19.37 on February 15, 2024. For the 2024 PSUs based on rTSR, the amount reported is the target number of shares multiplied by the per target share value of $19.54 determined for our financial reporting in accordance with FASB ASC Topic 718. Based on the stock closing price of $19.37 for the ROE PSUs at the time of grant and the per target share value of $19.54 for the rTSR PSUs, the value of the PSUs that the NEOs are eligible to receive at the maximum performance level is as follows: Arnold D. Martines - $778,394, David S. Morimoto – $477,075, Anna M. Hu - $163,189, Kisan Jo - $160,698, and Diane W. Murakami - $155,679. The remaining one-half (50%) portion of the grant is RSUs that time vest in equal annual installments over 3 years.

(g)	For year 2024, this column represents a Board-approved award under the Annual Incentive Compensation Plan for the NEOs.
(h)
Entering 2022, David S. Morimoto had an accrued benefit under the Central Pacific Financial Corp. Defined Benefit Retirement Plan, which was earned before the plan was frozen on December 31, 2002. In May 2021, the pension plan was terminated, and Mr. Morimoto’s accrued benefit was paid to him in a lump sum in May 2022. Between December 31, 2021 and May 1, 2022, there was a decrease in the present value of Mr. Morimoto’s accrued benefit of $6,876, and, therefore, the amount reported for 2022 is $0.00.

62	2025 Proxy Statement

EXECUTIVE COMPENSATION
(i)
This column represents other compensation earned by the NEOs, including, but not limited to, 401(k) Company contributions, transportation services and travel, as detailed below, for each NEO during 2024. The table below further details “All Other Compensation” reported in the Summary Compensation Table.

Name	401(k) Retirement Savings Plan	Other Compensation	Total All Other Compensation
Arnold D. Martines	$2,198	$29,179	$31,377
David S. Morimoto	$13,099	$29,330	$42,428
Anna M. Hu	$9,412	$9,711	$19,123
Kisan Jo	$6,348	$9,276	$15,625
Diane W. Murakami	$7,962	$12,036	$19,998

1.
Other Compensation for Arnold D. Martines includes $900 in parking fringe benefit, $8,316 in group life insurance fringe benefit, $17,723 in club dues, $995 in spouse travel, $515 in transportation services, $699 in security services, and $31 in a miscellaneous award.

2.
Other Compensation David S. Morimoto includes $900 in parking fringe benefit, $5,395 in group life insurance fringe benefit, $13,820 in club dues, $486 in spouse travel, and $8,698 in transportation services, and $31 in a miscellaneous award.

3.	Other Compensation for Anna M. Hu includes $900 in parking fringe benefit, $2,102 in group life insurance fringe benefit, $6,679 in club dues and $31 in a miscellaneous award.
4.	Other Compensation for Kisan Jo includes $900 in parking fringe benefit, $1,371 in group life insurance fringe benefit, and $6,975 in club dues and $31 in a miscellaneous award.
5.	Other Compensation for Diane W. Murakami includes $900 in parking fringe benefit, $3,930 in group life insurance fringe benefit, $7,175 in club dues and $31 in a miscellaneous award.

63

EXECUTIVE COMPENSATION
Grants of Plan-Based Awards Table

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Awards	Grant Date Fair Value of Stock and Option Awards
Name	Grant Type	Grant Date	Threshold	Target	Max	Threshold	Target	Max
			$	$	$	#	#	#	#	#	$	$
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Arnold D. Martines	Cash Incentive(1)		$337,500	$675,000	$1,350,000
	RSU(2)	2/15/2024							20,005			$387,497
	PSU(2)	2/15/2024				10,002	20,005	40,010				$389,197
David S. Morimoto	Cash Incentive(1)		$187,500	$375,000	$750,000
	RSU(2)	2/15/2024							12,261			$237,496
	PSU(2)	2/15/2024				6,130	12,261	24,522				$238,538
Anna M. Hu	Cash Incentive(1)		$81,250	$162,500	$325,000
	RSU(2)	2/15/2024							4,195			$81,257
	PSU(2)	2/15/2024				2,097	4,194	8,388				$81,594
Kisan Jo	Cash Incentive(1)		$80,000	$160,000	$320,000
	RSU(2)	2/15/2024							4,130			$79,998
	PSU(2)	2/15/2024				2,065	4,130	8,260				$80,349
Diane W. Murakami	Cash Incentive(1)		$77,500	$155,000	$310,000
	RSU(2)	2/15/2024							4,001			$77,499
	PSU(2)	2/15/2024				2,000	4,001	8,002				$77,839

(1)	The funding of the Annual Incentive Compensation Plan is driven by three performance factors: 1.) Net Income 2.) Efficiency Ratio and 3.) Business Plan/Personal Goals.
•
Net Income comprises fifty percent (50%) of overall AIP payout. A minimum of eighty percent (80%) of budgeted Net Income must be achieved for AIP payout based on this performance measurement. At threshold, this portion of AIP payout is fifty percent (50%); thereafter, payout increases based on the level of Net Income achievement and capped at two hundred percent (200%) for performance at or above one hundred twenty percent (120%) of budgeted Net Income.

•
Efficiency Ratio comprises twenty percent (20%) of overall AIP payout. A minimum of +4.00% of target Efficiency Ratio must be achieved for AIP payout based on this performance measurement. At threshold, this portion of AIP payout is fifty percent (50%); thereafter, payout increases based on the level of Efficiency Ratio achievement and capped at two hundred percent (200%) for performance of -4.00% of target Efficiency Ratio or better.

•
Business Plan/Personal Goals comprise thirty percent (30%) of overall AIP payout. Minimum performance must be achieved for AIP payout based on this performance measurement. At threshold, this portion of AIP payout is fifty percent (50%); thereafter, payout increases based on the level of Business Plan/Personal Goals achievement and capped at two hundred percent (200%).

(e)
Reflects the overall target annual cash incentive amounts. Individual target incentives were based on a percentage of salary. Based on 2024 Net Income, Efficiency Ratio and Business Plan/Personal Goals results (described in “Annual Incentive Compensation” above), the overall 2024 AIP payout was 94% of target. The NEOs, were paid between 91% and 94% of their target award amounts. Threshold (column (d)) and maximum (column (f)) amounts shown in the table are based on the overall threshold and maximum AIP payouts.

(2)	On February 15, 2024, the NEOs received a Board approved annual grant, with the following features:
•	One-half (50%) of the grant (column (j)) - RSUs time-vest evenly in annual installments over three years.
•
One-half (50%) of the grant - PSUs vest based on level of performance (columns (g), (h), (i)). 50% of the PSUs (based on target numbers of shares) vests on attainment of Board approved three-year average (2024, 2025 and 2026) ROE. Threshold performance is at 80% of target, at which 50% of target shares is earned and stretch opportunity for performance at or above 120% of target, at which a maximum 200% of target shares is earned. The other 50% of the PSUs vest based on TSR relative to peers for the performance period February 15, 2024 to February 15, 2027. Threshold performance is at the 25th percentile of peers, at which 50% of shares is earned and stretch opportunity for performance at or above the 75th percentile of peers, at which a maximum 200% of target shares is earned.

(m)
This column represents the value of the ROE PSUs at target number of shares and the shares subject to RSUs at the closing share price of $19.37 on the grant date of February 15, 2024; and the rTSR PSUs at target number of shares at a per target share value of $19.54 determined as of February 15, 2024 for our financial reporting in accordance with FASB ASC Topic 718.

64	2025 Proxy Statement

EXECUTIVE COMPENSATION
Outstanding Equity Awards at Fiscal Year-End

		# of Shares/ Units of Stock Not Vested	Market Value of Shares/ Units Not Vested($)	Equity IP: # of Unearned Shares, Units, or Other Rights Not Vested	Equity IP: Market or Payout Value of Unearned Shares, etc. Not Vested ($)
(a)		(g)	(h)	(i)	(j)
Arnold D. Martines	1	1,992	$57,868
	2			2,988	$86,801
	3			5,974	$173,545
	6	8,923	$259,213
	7			3,347	$97,230
	8			13,384	$388,805
	9	20,005	$581,145
	10			5,002	$145,308
	11			20,004	$581,116
David S. Morimoto	1	1,761	$51,157
	2			2,642	$76,750
	3			5,282	$153,442
	6	5,165	$150,043
	7			1,937	$56,270
	8			7,746	$225,021
	9	12,261	$356,182
	10			3,066	$89,067
	11			12,260	$356,153
Anna M. Hu	1	538	$15,629
	2			807	$23,443
	3			1,614	$46,887
	6	2,108	$61,237
	7			791	$22,979
	8			3,160	$91,798
	9	4,195	$121,865
	10			1,049	$30,473
	11			4,194	$121,836
Kisan Jo	1	671	$19,493
	2			1,007	$29,253
	3			2,012	$58,449
	5	1,118	$32,478
	6	2,213	$64,288
	7			830	$24,112
	8			3,318	$96,388
	9	4,130	$119,977
	10			1,033	$30,009
	11			4,130	$119,977
Diane W. Murakami	1	509	$14,786
	2			763	$22,165
	3			1,526	$44,330
	4	2,130	$61,877
	6	2,108	$61,237
	7			791	$22,979
	8			3,160	$91,798
	9	4,001	$116,229
	10			1,001	$29,079
	11			4,000	$116,200

1.
On February 15, 2022, the Board approved a stock-based grant to the NEOs, of which 50% of the grant (RSUs) vests evenly over a three-year period on February 15 of each year. The number of shares indicated time vests in one remaining installment on February 15, 2025.

2.
Per “1” above, 50% of the remaining one-half (25%) of the grant (PSUs) will cliff vest on February 15, 2025, subject to attainment of 80% (threshold) of Board approved 3-year (2022, 2023, 2024) average Return on Assets (ROA) target at which 50% of target shares is earned and a maximum opportunity at 120% of target attainment, at which 200% of target shares are earned. The number indicated represents shares at target due to the performance metric trending between threshold and target.

3.
Per “1” above, 50% of the remaining one-half (25%) of the grant (PSUs) vests based on Total Shareholder Return (TSR) relative to peers for the performance measurement period of February 15, 2022 to February 15, 2025. TSR threshold is at the 25th percentile of peers, at which 50% of target shares is earned and maximum at the 75th percentile of peers at which the maximum 200% of target shares is earned. The number indicated represents shares at maximum due to the performance metric trending between target and maximum.

65

EXECUTIVE COMPENSATION
4.
On May 15, 2020, the Board approved a new hire grant of RSUs to Diane W. Murakami. The award vests over a five-year period on May 15 of each year. The number of shares indicated time vests in one remaining installment with 2,131 shares vesting on May 15, 2025.

5.
On February 15, 2022, the Board approved a new hire grant of RSUs to Kisan Jo. The award vests evenly over a three-year period on February 15 of each year. The number of shares indicated time vests in one remaining installment on February 15, 2025.

6.
On February 15, 2023, the Board approved a stock-based grant to the NEOs, of which 50% of the grant (RSUs) vests evenly over a three-year period on February 15 of each year. The number of shares indicated time vests in two remaining equal installments on February 15 of 2025 and 2026.

7.
Per “6” above, 50% of the remaining one-half (25%) of the grant (PSUs) will cliff vest on February 15, 2026, subject to attainment of 80% (threshold) of Board approved 3-year (2023, 2024, 2025) average Return on Equity (ROE) target at which 50% of target shares is earned and a maximum opportunity at 120% of target attainment, at which 200% of target shares are earned. The number indicated represents shares at threshold due to the performance metric trending below threshold.

8.
Per “6” above, 50% of the remaining one-half (25%) of the grant (PSUs) vests based on Total Shareholder Return (TSR) relative to peers for the performance measurement period of February 15, 2023 to February 15, 2026. TSR threshold is at the 25th percentile of peers, at which 50% of target shares is earned and maximum at the 75th percentile of peers at which the maximum 200% of target shares is earned. The number indicated represents shares at maximum due to the performance metric trending between target and maximum.

9.
On February 15, 2024, the Board approved a stock-based grant to the NEOs, of which 50% of the grant (RSUs) vests evenly over a three-year period on February 15 of each year. The number of shares indicated time vests in three equal installments on February 15 of 2025, 2026, and 2027.

10.
Per “9” above, 50% of the remaining one-half (25%) of the grant (PSUs) will cliff vest on February 15, 2026, subject to attainment of 80% (threshold) of Board approved 3-year (2024, 2025, 2026) average Return on Equity (ROE) target at which 50% of target shares is earned and a maximum opportunity at 120% of target attainment, at which 200% of target shares are earned. The number indicated represents shares at threshold due to the performance metric trending below threshold.

11.
Per “9” above, 50% of the remaining one-half (25%) of the grant (PSUs) vests based on Total Shareholder Return (TSR) relative to peers for the performance measurement period of February 15, 2024 to February 15, 2027. TSR threshold is at the 25th percentile of peers, at which 50% of target shares is earned and maximum at the 75th percentile of peers at which the maximum 200% of target shares is earned. The number indicated represents shares at maximum due to the performance metric trending between target and maximum.

(h) and (j)	These columns represent the value of the numbers of shares listed in columns (g) and (i), respectively, based on the closing share price of $29.05 on December 31, 2024.

Options Exercised and Stock Vested
None of the NEOs held or exercised options in 2024. Noted below are the aggregate number of shares of Company Common Stock received pursuant to RSUs and PSUs that vested for the NEOs in 2024 and the value of such shares on the respective vesting dates.

	Stock Awards
	# of Shares Acquired on Vesting	Value Realized on Vesting
Executive Name
Arnold D. Martines	16,357	$317,805
David S. Morimoto	13,536	$261,470
Anna M. Hu	5,609	$108,305
Kisan Jo	2,895	$56,076
Diane W. Murakami	2,628	$52,951

66	2025 Proxy Statement

EXECUTIVE COMPENSATION
Non-Qualified Deferred Compensation
Central Pacific Bank maintains a non-qualified deferred compensation plan that allows employees (including the NEOs) with an annual base salary of $150,000 or greater to defer up to 80% of base salary and/or 100% of annual bonuses and commissions earned for a specified year on a pre-tax basis. The plan does not feature any matching or other contributions from the Company.
A participant is always 100% vested in his or her deferred amounts. Deferred amounts under the Central Pacific Bank Deferred Compensation Plan are subject to adjustment for increase or decrease in value based on hypothetical investment in one or more of the available investment measurement funds chosen by the participant. If a participant experiences a separation from service (other than for death), the participant shall be eligible to receive his or her vested balance in either a lump sum or annual installments, over a period not to exceed 15 years, as elected by the participant. In the event of separation of service due to death, the participant’s beneficiary shall receive the participant’s vested balance in a lump sum payment.
The Bank’s obligations with respect to the deferred amounts under the Central Pacific Bank Deferred Compensation Plan are payable from its general assets. The assets are at all times subject to the claims of the Company’s general creditors.
Set forth below is information regarding the amounts deferred by or for the benefit of David S. Morimoto and Diane W. Murakami in 2024. The other NEOs have not elected to participate in the Deferred Compensation Plan.

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
(a)	(b)	(c)	(d)	(e)	(f)
David S. Morimoto	$99,423	$0	$82,342	$0	$553,921
Diane W. Murakami	$205,035	$0	$235,259	$0	$1,166,137

(b)	The amounts reported in this column were reported as compensation in the last completed fiscal year (2024) in the registrant’s Summary Compensation Table.
(d)	The amounts reported in this column did not include any above-market or preferential earnings and were not reported as compensation in the Summary Compensation Table above.
(f)	Of the amounts reported in this column, $347,144 for Mr. Morimoto and $119,616 for Ms. Murakami previously were reported as compensation in the Summary Compensation Table for previous years.
The table below shows the funds available under the Central Pacific Bank Deferred Compensation Plan and their annual rate of return for the calendar year ended December 31, 2024, as reported by the administrator of the Plan.

Fund Name	2024 Rate of Return
Fidelity VIP Government Money Market Portfolio: Initial Class	5.05%
Macquarie VIP High Income Series	6.56%
Vanguard Variable Insurance Funds - Real Estate Index Portfolio	3.79%
Vanguard VIF Balanced Portfolio	15.45%
Vanguard VIF Capital Growth Port	13.95%
Vanguard VIF Diversified Value Portfolio	14.89%
Vanguard VIF Equity Income Portfolio	14.36%
Vanguard VIF Equity Index Portfolio	25.56%
Vanguard VIF Growth Portfolio	35.49%
Vanguard VIF International Portfolio	10.82%
Vanguard VIF Mid Cap Index Portfolio	15.70%
Vanguard VIF Short Term Investment-Grade Portfolio	5.10%
Vanguard VIF Small Company Growth Portfolio	12.47%
Vanguard VIF Total Bond Market Index Portfolio	1.72%
Vanguard VIF Total Stock Market Index Portfolio	24.52%

67

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The narrative and tables below summarize the estimated amounts payable to each NEO under various scenarios, assuming the events had occurred on December 31, 2024. The Company does not currently maintain employment agreements with any of the NEOs that provide for termination-related compensation. In addition, none of the NEOs were eligible to receive any payments at, following, or in connection with any termination or change-in-control of the Company beyond those available generally to all salaried employees.
Payments Upon Termination
None of the NEOs are covered under employment agreements or any other agreements that provide for any additional payments or benefits beyond those generally available to other employees if their employment is terminated by the Company or they terminate their employment for any reason, assuming a change-in-control has not occurred.
Potential Payments Upon Change-in-Control
As of December 31, 2024, each of the NEOs held unvested RSUs and PSUs, granted under the Company’s 2013 and 2023 Stock Compensation Plans. Under these plans, if a change-in-control occurs, the vesting of all outstanding equity awards will accelerate only for a NEO whose employment also is terminated in connection with the change-in-control, either by the Company without cause or by the NEO for good reason. For PSUs, the accelerated vesting is for the target number of shares under the award.
The table below shows the amounts that each NEO would be entitled to receive upon a change-in-control occurring as of December 31, 2024, assuming: 1) a change-in-control occurs without an associated termination of employment and 2) employment is terminated in connection with a change-in-control. These values represent amounts beyond what each NEO would receive upon voluntary termination of employment as of December 31, 2024.

	Accelerated Vesting of Equity Awards(1)
	Change-in-Control	Change-in-Control with Associated Termination
Arnold D. Martines	—	$2,041,779
David S. Morimoto	—	$1,292,057
Kisan Jo	—	$511,106
Anna M. Hu	—	$459,281
Diane W. Murakami	—	$506,516

(1)
Each of the NEOs, shown here held unvested equity awards as of December 31, 2024. The values shown reflect the intrinsic value of accelerated vesting of unvested RSUs and unvested PSUs (at target), based on the Company’s closing stock price on December 31, 2024 of $29.05 per share.

Payments Upon Death or Disability
Upon death or disability, each officer (or the officer’s estate) will receive benefits under the Company’s disability plan or payments under the life insurance plan, as appropriate. These benefits are generally available to all employees of the Company. Aside from these payments, upon death or disability as of December 31, 2024, none of the NEOs would receive accelerated vesting of outstanding equity or any additional payments above what they would otherwise be entitled to receive upon any other termination of employment.

68	2025 Proxy Statement

CEO PAY RATIO DISCLOSURE
As required by Item 402(u) of Regulation S-K, for 2024, the ratio between our CEO’s total compensation and the total compensation of our median employee was 29.9 to 1. Total compensation for our median employee includes base salary, cash bonus and incentive pay, Company matching contributions to the Central Pacific Bank 401(k) Retirement Savings Plan, and other compensation (i.e., group life insurance imputed income value). Total compensation for Mr. Martines includes base salary, restricted stock grants, non-equity incentive compensation, and other compensation, which includes the Company matching contributions described above.
For 2024, our median employee’s annual total compensation was $70,433. The annual total compensation of Mr. Martines, our CEO, was $2,106,033.
For 2024, we identified a new median employee. We completed the following steps to identify our median employee as of December 31, 2024:
1.
As of December 31, 2024, our employee population consisted of approximately 733 individuals, including any full-time, part-time, temporary, or seasonal employees employed, and not on leave of absence, on that date.

2.	To identify the median employee, we used wages from our payroll records for fiscal 2024, excluding our CEO. No full-time equivalent adjustments were made for part-time employees.
3.	We identified our median employee using this compensation measure and methodology, which was consistently applied to all our employees included in the calculation.
Then, to determine the annual total compensation of our median employee for 2024, we added together all of the elements of such employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $70,433.
With respect to the annual total compensation of our CEO for 2024, we used the amount reported in the “Total” column of the Summary Compensation Table.

69

PAY VERSUS PERFORMANCE (PVP)
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our Principal Executive Officer (PEO), and other Named Executive Officers (NEOs) and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.

Fiscal Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs	Value of Initial Fixed $100 Investment Based on:			Company Selected Measure
					Total Shareholder Return	Peer Group Total Shareholder Return	Net Income ($ in millions)	Return on Equity
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$2,106,033	$2,659,093	$821,723	$1,022,289	$124.21	$123.92	$53.4	10.3%
2023	$1,737,311	$1,585,929	$721,171	$671,461	$80.37	$108.10	$58.7	12.4%
2022	$2,777,600	$1,397,507	$1,443,519	$1,007,177	$78.12	$109.98	$73.9	15.5%
2021	$3,488,108	$4,857,872	$1,441,406	$1,660,091	$103.81	$119.38	$79.9	14.4%
2020	$1,434,001	$368,190	$944,698	$586,033	$67.51	$87.95	$37.3	6.9%

The following amounts were deducted from / added to Summary Compensation Table (SCT) total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (CAP) to our principal executive officer (PEO) and average CAP to our non-PEO NEOs. The fair value of stock awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.
PEO SCT Total to CAP Reconciliation for 2024

Fiscal Year	2024
SCT Total	$2,106,033
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	($776,694)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$1,008,090
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	$310,186
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$11,478
Compensation Actually Paid	$2,659,093

Non-PEO NEO Average SCT Total to Average CAP Reconciliation for 2024

Fiscal Year	2024
Average SCT Total	$821,723
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	($238,643)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$309,736
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	$125,267
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$4,205
Average Compensation Actually Paid	$1,022,289

1.	No Option Awards were granted or outstanding during any of such Fiscal Years.
2.	The PEO reflected in columns (b) and (c) are the following individuals: Paul K. Yonamine (2020-2022) and Arnold D. Martines (2023-2024).
3.
The non-PEO named executive officers reflected in columns (d) and (e) include the following individuals: A. Catherine Ngo (2020-2022), Arnold D. Martines (2020-2022), Kevin Dahlstrom (2020-2021), David S. Morimoto (2020-2024), Anna M. Hu (2023-2024), Kisan Jo (2023-2024), and Diane W. Murakami (2023-2024).

4.	The Peer Group for which Total Shareholder Return is provided in column (g) is the S&P Small Cap 600 Commercial Bank Index.

70	2025 Proxy Statement

PAY VERSUS PERFORMANCE (PVP)
The chart below illustrates the relationship between the PEO and other NEOs’ SCT Total Compensation, total shareholder return, and CAP amounts during the period 2020-2024. This relationship reflects the impact of changes in the Company’s stock price on the amount of Compensation Actually Paid in each year in relation to the amount reported in the Summary Compensation Table and demonstrates the impact of stock price performance on compensation of the PEO and other NEOs.

Note: the 2022 TSR percentage change figure presented in the above charts was incorrectly stated in last year’s disclosures; corrected figures are presented above.
Charts of Cap Versus Performance Metrics
The chart below illustrates the relationship between the PEO and other NEOs’ CAP amounts and the Company’s TSR during the period 2020-2024. This relationship reflects the Company’s use of equity incentives, which are tied directly to stock price, in addition to the Company’s financial performance.

71

PAY VERSUS PERFORMANCE (PVP)
The charts below illustrate the relationship between the PEO and other NEOs’ CAP amounts and the Company’s Net Income and Return on Equity during the period 2020-2024. This relationship reflects the Company’s use of short- and long-term incentive plan measures which reflect the financial performance of the Company, as well as the impact of financial performance on the value of stock-based compensation awarded to the PEO and other NEOs.

Chart of Company TSR Versus Peer Group TSR
The chart below compares the cumulative total stockholder return on the Company's common stock, based on the market price of the common stock and assuming reinvestment of dividends, with the Standard and Poor's (“S&P”) SmallCap 600 Commercial Bank Index for the period commencing December 31, 2019 and ending December 31, 2024. The graph assumes the investment of $100 on December 31, 2019.

Most Important Performance Measures
The five items listed below represent the most important performance metrics we used to relate CAP for FY2024 to the Company’s financial performance as further described in our Compensation Discussion and Analysis (CD&A) within the sections titled “Annual Incentive Compensation” and “Long-Term Incentives.”

Most Important Performance Measures
• Net Income
• Efficiency Ratio
• Return on Assets
• Return on Equity
• Relative Total Shareholder Return

72	2025 Proxy Statement

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS
PROPOSAL 1
ELECTION OF DIRECTORS
The Board recommends the election of the 12 nominees listed below as directors, to serve a one-year term expiring at the 2026 Annual Meeting of Shareholders and until their respective successors are elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office.
Earl E. Fry
Jason R. Fujimoto
Jonathan B. Kindred
Paul J. Kosasa
Christopher T. Lutes
Arnold D. Martines
A. Catherine Ngo
Robert K.W.H. Nobriga
Saedene K. Ota
Diane S.L. Paloma
Crystal K. Rose
Paul K. Yonamine
For more information regarding the background of each of the nominees for director, see the sections titled “ELECTION OF DIRECTORS” and “DIRECTORS’ AND EXECUTIVE OFFICERS’ INFORMATION.” The persons named as “proxy” in the voting instructions or form of proxy provided with these materials will vote the shares represented by all validly returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the Meeting any of the nominees named above should be unable to serve, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board.
The election of directors requires a plurality of the votes cast “FOR” the election of the directors by the shares entitled to vote in the election at a meeting at which a quorum is present. Accordingly, the 12 directorships to be filled at the meeting will be filled by the 12 nominees receiving the highest number of “FOR” votes.

Proposal 1. ELECTION OF DIRECTORS
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL 12 NOMINEES.

73

PROPOSAL 2
ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION
The Company is required to submit to shareholders a separate non-binding shareholder vote to approve the compensation of NEOs, as disclosed pursuant to the compensation disclosure rules of the SEC (which includes the Compensation Discussion and Analysis, the compensation tables and any related material).
This proposal, commonly known as a “Say-On-Pay” proposal, permits shareholders to endorse or not endorse the Company’s executive compensation program through the following resolution:
“Resolved, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
Because the shareholders’ vote is advisory, it will not be binding on the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Meeting will be required for passage of this proposal.
Currently the Say-On-Pay vote, as determined by the Board following a shareholder advisory vote at the 2023 Annual Meeting of Shareholders, is to be held annually. The next scheduled Say-On-Pay vote after the Meeting will occur at the 2026 Annual Meeting of Shareholders.

Proposal 2. ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

74	2025 Proxy Statement

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Crowe LLP audited the Company’s financial statements for the fiscal year ended December 31, 2024, and has audited the Company’s financial statements since 2018. Representatives of Crowe LLP are expected to attend the Meeting. The representatives are expected to be available to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.
The Audit Committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm. An annual evaluation is performed to assess the appropriateness of engaging Crowe LLP as the Company’s independent auditors, the Audit Committee considers several factors including, but not limited to: (i) Crowe LLP’s relevant technical, institutional, and industry expertise; (ii) the quality of Crowe LLP’s communications with the Audit Committee and management; (iii) Crowe LLP’s independence, including the consideration of any non-audit services provided by Crowe LLP and their impact on independence; (iv) the quality of the services provided by Crowe LLP; (v) external data on audit quality and performance, including recent PCAOB reports on Crowe LLP; (vi) the reasonableness of Crowe LLP’s fees; and (vii) Crowe LLP’s tenure as independent auditors, including the benefits of a longer tenure, which include:
•
Enhanced Audit Quality - Crowe LLP has gained institutional knowledge and expertise regarding our business operations, accounting policies and practices, and internal controls over financial reporting.

•
Efficiencies in Planning and Fees - Crowe LLP's understanding of our business and control framework allows it to design effective audit plans that cover key risk areas while capturing cost efficiencies.

•	Continuity - Onboarding a new auditor, requires significant internal resources and time to familiarize a new auditor to our business and control framework.
In their oversight of the independent auditors, the Committee periodically holds private sessions with Crowe, LLP to discuss the scope of their audit and any problems or difficulties they may have encountered in the performance of their audit.
The Audit Committee also oversees the selection and approval of our independent auditor’s lead engagement partner at the five-year mandatory rotation period which last occurred in 2023. Upon conclusion of the Company’s evaluation of three candidates, the Audit Committee selected the new lead engagement partner for Crowe, LLP which began in 2023.
Audit Fees. The aggregate fees billed to the Company by Crowe LLP with respect to services performed for the fiscal years ended December 31, 2024 and 2023 are as follows:

	2024	2023
Audit Fees(1)	$1,100,000	$1,180,000
Audit Related Fees(2)	$58,000	$66,000
Tax Fees	—	—
All Other Fees(3)	$31,000	—
Total	$1,189,000	$1,246,000

(1)
Audit fees consisted of fees billed by Crowe LLP for professional services rendered for the audit of the Company’s consolidated financial statements, reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q, and the audit of the Company’s internal control over financial reporting. The audit fees also relate to services such as consents.

(2)	Audit related fees consisted of fees billed by Crowe LLP for audits of certain employee benefit plans and mortgage banking activities.
(3)	All other fees, consisted of fees billed by Crowe LLP for permissible, preapproved advisory services related to a strategic model review in 2024.
Pre-approval Policies and Procedures. The Audit Committee of the Board established a policy in 2003 to pre-approve all services provided by the Company’s independent registered public accounting firm. Each service to be provided by the Company’s independent registered public accounting firm is presented for pre-approval at the Audit Committee’s regular meeting or presented to the Chair of the Audit Committee for pre-approval under delegated authority and presented to the Audit Committee at their next regular meeting. All engagements of Crowe LLP that commenced during 2018 and since then have been pre-approved in accordance with the pre-approval policy.
The Audit Committee considers whether the provision of audit-related services, tax services, and all other services, as applicable, is compatible with maintaining the independence of Crowe LLP.

75

PROPOSAL 3
Recommendation
The Board has submitted its appointment of Crowe LLP for ratification by the Company’s shareholders. The affirmative vote of the holders of at least a majority of the shares of Common Stock represented and voting at the Meeting will be required for passage of this proposal. If you do not ratify the selection of independent accountants, the Audit Committee will reconsider the appointment. However, even if you ratify the selection, the Audit Committee may still appoint new independent accountants at any time during the year if it believes that such a change would be in the best interests of the Company and our shareholders.

Proposal 3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

76	2025 Proxy Statement

PROPOSALS OF SHAREHOLDERS
Shareholder proposals intended to be considered for inclusion in the Company’s Proxy Statement and voted on at the Company’s regularly scheduled 2026 Annual Meeting of Shareholders must be received at the Company’s offices at 220 South King Street, Honolulu, Hawaii 96813, Attention: Corporate Secretary, by no later than 120 calendar days before the first anniversary date of the release of this Proxy Statement, (i.e. by no later than November 7, 2025) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Applicable SEC rules and regulations govern the submission of shareholder proposals and the Company’s consideration of them for inclusion in next year’s proxy statement and form of proxy. For any proposal that is not submitted for inclusion in next year’s proxy statement (as described above), but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business 45 days before the first anniversary date of the mailing date of this Proxy Statement (i.e., by no later than January 21, 2026) and advises shareholders in next year’s proxy statement about the nature of the matter and how management intends to vote on the matter, or (b) the Company does not receive notice of the proposal prior to the close of business 45 days before the first anniversary of the mailing date of this Proxy Statement (i.e., by January 21, 2026). For information about nominating directors, see “Director Nomination Process—Shareholder Nominees” above.
The Company’s Bylaws contain procedures that shareholders must follow to present business at a meeting of shareholders if such business is not specified in the Proxy Statement. A shareholder may obtain a copy of these procedures from the Company’s Corporate Secretary. In addition to other applicable requirements, for business to be properly brought before the 2026 Annual Meeting of Shareholders, a shareholder must give notice of the matter to be presented at the Meeting in a proper written form to the Company’s Corporate Secretary or at www.sec.gov. The Corporate Secretary must receive this written notice at the principal offices of the Company not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting (such anniversary date, April 24, 2026). Shareholder proposals not made in accordance with these requirements may be disregarded by the chairperson of the meeting. In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 23, 2026 and otherwise comply with the requirements set forth in such rule.

77

OTHER BUSINESS
The Board knows of no other business that will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented thereby on such matters in accordance with the recommendation of the Board or, if no recommendation is given, in their own discretion.

Dated: March 7, 2025	CENTRAL PACIFIC FINANCIAL CORP.
Glenn K.C. Ching Executive Vice President, Chief Legal Officer Corporate Secretary

78	2025 Proxy Statement

SCAN TO
VIEW MATERIALS & VOTE

CENTRAL PACIFIC FINANCIAL CORP.
220 SOUTH KING ST. 22ND FLOOR
HONOLULU, HI 96813
ATTN: GLENN CHING

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CPF2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V62029-P23095 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CENTRAL PACIFIC FINANCIAL CORP.

REVOCABLE PROXY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Earl E. Fry
02) Jason R. Fujimoto
03) Jonathan B. Kindred
04) Paul J. Kosasa
05) Christopher T. Lutes
06) Arnold D. Martines
07) A. Catherine Ngo
08) Robert K. W. H. Nobriga
09) Saedene K. Ota
10) Diane S. L. Paloma
11) Crystal K. Rose
12) Paul K. Yonamine

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Meeting of Shareholders

Thursday, April 24, 2025

11:00 a.m. Hawaii Time

V62030-P23095

CENTRAL PACIFIC FINANCIAL CORP.

ANNUAL MEETING OF SHAREHOLDERS APRIL 24, 2025

THIS REVOCABLE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR USE AT THE ANNUAL MEETING ON APRIL 24, 2025.

The shares of stock held in your account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted "FOR" the election of the Board's nominees for director and "FOR" proposals 2 and 3. By signing the proxy, you revoke all prior proxies and appoint Glenn Ching and Sara Coes, each alone with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements thereof.

For those participants in the Central Pacific Bank 401(k) Retirement Savings Plan (the "Plan"), you hereby direct the Vanguard Fiduciary Trust Company (the "Trustee"), as Trustee of the Plan, to vote at the Annual Meeting of Shareholders of Central Pacific Financial Corp. (the "Company") as indicated on the reverse side of this card, all shares allocated to your account in the Plan. The Trustee will vote these shares as you direct. If you do not vote or if your card is not received by the deadline below or if your card is received but the voting instructions are invalid, then the Trustee will vote the shares held in the Plan in the same proportion as votes received from other participants in the Plan.

This voting instruction card is furnished in connection with the solicitation of proxies by the Board of Directors of the Company. This card must be returned by 11:59 P.M. Eastern Time on April 23, 2025, or, for Plan participants, by 11:59 P.M. Eastern Time on April 21, 2025 for your voting instructions to be honored.

The undersigned hereby acknowledges receipt of the Proxy Statement for the Annual Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE